Exhibit 10.13

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (as the same may from time to time be amended, modified, supplemented or restated, this “Agreement”) dated as of December 24, 2014 (the “Effective Date”) among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 hereof or otherwise a party hereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and ANAPTYSBIO, INC., a Delaware corporation with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121 (individually and collectively, jointly and severally, “Borrower”), provides the terms on which the Lenders shall lend to Borrower and Borrower shall repay the Lenders. The parties agree as follows:

1.	ACCOUNTING AND OTHER TERMS

1.1. Accounting terms not defined in this Agreement shall be construed in accordance with GAAP. Calculations and determinations must be made in accordance with GAAP. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meaning provided by the Code to the extent such terms are defined therein. All references to “Dollars” or “$” are United States Dollars, unless otherwise noted.

2.	LOANS AND TERMS OF PAYMENT

2.1. Promise to Pay. Borrower hereby unconditionally promises to pay each Lender, the outstanding principal amount of all Term Loans advanced to Borrower by such Lender and accrued and unpaid interest thereon and any other amounts due hereunder as and when due in accordance with this Agreement.

2.2. Term Loans.

(a) Availability. (i) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower in a single advance on the Effective Date in an aggregate amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”). After repayment, no Term A Loan may be re-borrowed.

(ii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in a single advance in an aggregate amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”. After repayment, no Term B Loan may be re-borrowed.

(iii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Third Draw Period, to make term loans to Borrower in a single advance in an aggregate amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan or Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans and the Term C Loans are hereinafter referred to collectively as the “Term Loans”). After repayment, no Term C Loan may be re-borrowed.

(b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof.

Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (X) if the Amortization Date is February 1, 2016, thirty six (36) months, (Y) if the Amortization Date is August 1, 2016, thirty (30) months, and (Z) if the Amortization Date is February 1, 2017, twenty four (24) months. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).

(c) Mandatory Prepayments. If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Final Payment, (iii) the Prepayment Fee, plus (iv) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if the Final Payment had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, the Final Payment in respect of the Term Loan(s).

(d) Permitted Prepayment of Term Loans. Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least thirty (30) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, plus (D) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

2.3. Payment of Interest on the Credit Extensions.

(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Term Loans shall accrue interest at a fixed per annum rate (which rate shall be fixed for the duration of the applicable Term Loan) equal to the Basic Rate, determined by Collateral Agent on the Funding Date of the applicable Term Loan, which interest shall be payable monthly in arrears in accordance with Sections 2.2(b) and 2.3(e). Interest shall accrue on each Term Loan commencing on, and including, the Funding Date of such Term Loan, and shall accrue on the principal amount outstanding under such Term Loan through and including the day on which such Term Loan is paid in full.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall accrue interest at a fixed per annum rate equal to the rate that is otherwise applicable thereto plus five percentage points (5.00%) (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Collateral Agent.

(c) 360-Day Year. Interest shall be computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) months of thirty (30) days.

(d) Debit of Accounts. Collateral Agent and each Lender may debit (or ACH) any deposit accounts, maintained by Borrower or any of its Subsidiaries, including the Designated Deposit Account, for principal and interest payments or any other amounts Borrower owes the Lenders under the Loan Documents when due. Any such debits (or ACH activity) shall not constitute a set-off.

(e) Payments. Except as otherwise expressly provided herein, all payments by Borrower under the Loan Documents shall be made to the respective Lender to which such payments are owed, at such Lender’s office in immediately available funds on the date specified herein. Unless otherwise provided, interest is payable monthly on the Payment Date of each month. Payments of principal and/or interest received after 2:00 pm

Eastern Time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest, as applicable, shall continue to accrue until paid. All payments to be made by Borrower hereunder or under any other Loan Document, including payments of principal and interest, and all fees, expenses, indemnities and reimbursements, shall be made without set-off, recoupment or counterclaim, in lawful money of the United States and in immediately available funds.

2.4. Secured Promissory Notes. The Term Loans shall be evidenced by a Secured Promissory Note or Notes in the form attached as Exhibit D hereto (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement. Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment. The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower under any Secured Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due. Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.

2.5. Fees. Borrower shall pay to Collateral Agent:

(a) Facility Fee. A fully earned, non-refundable facility fee of up to One Hundred Fifty Thousand Dollars ($150,000.00) to be shared between the Lenders pursuant to their respective Commitment Percentages payable as follows: (i) Fifty Thousand Dollars ($50,000.00) of the facility fee shall be due and payable on the Effective Date, the receipt of which Collateral Agent and Lenders hereby acknowledge, (ii) Fifty Thousand Dollars ($50,000.00) of the facility fee shall be due and payable on and conditioned upon the Funding Date of the Term B Loan, and (iii) Fifty Thousand Dollars ($50,000.00) of the facility fee shall be due and payable on and conditioned upon the Funding Date of the Term C Loan.

(b) Final Payment. The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares;

(c) Prepayment Fee. The Prepayment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and

(d) Lenders’ Expenses. All reasonable Lenders’ Expenses (including reasonable attorneys’ fees and expenses for documentation and negotiation of this Agreement) incurred from November 5, 2014 through and after the Effective Date, promptly when due.

2.6. Withholding. Payments received by the Lenders from Borrower hereunder will be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any governmental authority (including any interest, additions to tax or penalties applicable thereto). Specifically, however, if at any time any Governmental Authority, applicable law, regulation or international agreement requires Borrower to make any withholding or deduction from any such payment or other sum payable hereunder to the Lenders, Borrower hereby covenants and agrees that the amount due from Borrower with respect to such payment or other sum payable hereunder will be increased to the extent necessary to ensure that, after the making of such required withholding or deduction, each Lender receives a net sum equal to the sum which it would have received had no withholding or deduction been required and Borrower shall pay the full amount withheld or deducted to the relevant Governmental Authority. Borrower will, upon request, furnish the Lenders with proof reasonably satisfactory to the Lenders indicating that Borrower has made such withholding payment; provided, however, that Borrower need not make any withholding payment if the amount or validity of such withholding payment is contested in good faith by appropriate and timely proceedings and as to which payment in full is bonded or reserved against by Borrower. The agreements and obligations of Borrower contained in this Section 2.6 shall survive the termination of this Agreement.

3.	CONDITIONS OF LOANS

3.1. Conditions Precedent to Initial Credit Extension. Each Lender’s obligation to make a Term A Loan is subject to the condition precedent that Collateral Agent and each Lender shall consent to or shall have received, in form and substance satisfactory to Collateral Agent and each Lender, such documents, and completion of such other matters, as Collateral Agent and each Lender may reasonably deem necessary or appropriate, including, without limitation:

(a) original Loan Documents, each duly executed by Borrower and each Subsidiary, as applicable;

(b) duly executed original Control Agreements with respect to any Collateral Accounts maintained by Borrower or any of its Subsidiaries;

(c) duly executed original Secured Promissory Notes in favor of each Lender according to its Term A Loan Commitment Percentage;

(d) the Operating Documents and good standing certificates of Borrower and its Subsidiaries certified by the Secretary of State (or equivalent agency) of Borrower’s and such Subsidiaries’ jurisdiction of organization or formation and each jurisdiction in which Borrower and each Subsidiary is qualified to conduct business, each as of a date no earlier than thirty (30) days prior to the Effective Date;

(e) a completed Perfection Certificate for Borrower and each of its Subsidiaries;

(f) the Annual Projections, for the current calendar year;

(g) duly executed original officer’s certificate for Borrower and each Subsidiary that is a party to the Loan Documents, in a form acceptable to Collateral Agent and the Lenders;

(h) certified copies, dated as of date no earlier than thirty (30) days prior to the Effective Date, of financing statement searches, as Collateral Agent shall request, accompanied by written evidence (including any UCC termination statements) that the Liens indicated in any such financing statements either constitute Permitted Liens or have been or, in connection with the initial Credit Extension, will be terminated or released;

(i) a landlord’s consent executed in favor of Collateral Agent in respect of all of Borrower’s and each Subsidiaries’ leased locations;

(j) a bailee waiver executed in favor of Collateral Agent in respect of each third party bailee where Borrower or any Subsidiary maintains Collateral having a book value in excess of One Hundred Thousand Dollars ($100,000.00);

(k) a duly executed legal opinion of counsel to Borrower dated as of the Effective Date;

(l) evidence satisfactory to Collateral Agent and the Lenders that the insurance policies required by Section 6.5 hereof are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements in favor of Collateral Agent, for the ratable benefit of the Lenders; and

(m) a copy of the Third Amended and Restated Rights Agreement by and among the Company and the investors party thereto, dated July 15, 2013 (as such agreement may be amended and restated through the Effective Date).

(n) payment of the fees and Lenders’ Expenses then due as specified in Section 2.5 hereof.

3.2. Conditions Precedent to all Credit Extensions. The obligation of each Lender to make each Credit Extension, including the initial Credit Extension, is subject to the following conditions precedent:

(a) receipt by (i) the Lenders of an executed Disbursement Letter in the form of Exhibit B-1 attached hereto; and (ii) SVB of an executed Loan Payment/Advance Request Form in the form of Exhibit B-2 attached hereto;

(b) the representations and warranties in Section 5 hereof shall be true, accurate and complete in all material respects on the date of the Disbursement Letter (and the Loan Payment/Advance Request Form) and on the Funding Date of each Credit Extension; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Event of Default shall have occurred and be continuing or result from the Credit Extension. Each Credit Extension is Borrower’s representation and warranty on that date that the representations and warranties in Section 5 hereof are true, accurate and complete in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date;

(c) in such Lender’s sole but reasonable discretion, there has not been any Material Adverse Change;

(d) (i) to the extent not delivered at the Effective Date, duly executed original Secured Promissory Notes substantially in the form attached hereto as Exhibit D in favor of each Lender according to its Commitment Percentage, with respect to each Credit Extension made by such Lender after the Effective Date and (ii) a Warrant substantially in the form attached hereto as Exhibit E in favor of each Lender; and

(e) payment of the fees and Lenders’ Expenses then due as specified in Section 2.5 hereof.

3.3. Covenant to Deliver. Borrower agrees to deliver to Collateral Agent and the Lenders each item required to be delivered to Collateral Agent under this Agreement as a condition precedent to any Credit Extension. Borrower expressly agrees that a Credit Extension made prior to the receipt by Collateral Agent or any Lender of any such item shall not constitute a waiver by Collateral Agent or any Lender of Borrower’s obligation to deliver such item, and any such Credit Extension in the absence of a required item shall be made in each Lender’s sole discretion.

3.4. Procedures for Borrowing. Subject to the prior satisfaction of all other applicable conditions to the making of a Term Loan set forth in this Agreement, to obtain a Term Loan, Borrower shall notify the Lenders (which notice shall be irrevocable) by electronic mail, facsimile, or telephone by 2:00 pm Eastern time three (3) Business Days prior to the date the Term Loan is to be made. Together with any such electronic, facsimile or telephonic notification, Borrower shall deliver to the Lenders by electronic mail or facsimile a completed Disbursement Letter (and the Loan Payment/Advance Request Form, with respect to SVB) executed by a Responsible Officer or his or her designee. The Lenders may rely on any telephone notice given by a person whom a Lender reasonably believes is a Responsible Officer or designee. On the Funding Date, each Lender shall credit and/or transfer (as applicable) to the Designated Deposit Account, an amount equal to its Term Loan Commitment.

4.	CREATION OF SECURITY INTEREST

4.1. Grant of Security Interest. Borrower hereby grants Collateral Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Collateral Agent, for the ratable benefit of the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral, subject only to Permitted Liens that are permitted by the terms of this Agreement to have priority to Collateral Agent’s Lien. If Borrower shall acquire a commercial tort claim (as defined in the Code), Borrower, shall promptly notify Collateral Agent in a writing signed by Borrower, as the case may be, of the general details thereof (and further details as may be required by Collateral Agent) and grant to Collateral Agent, for the ratable benefit of the Lenders, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Collateral Agent.

(a) Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank. Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that may have superior priority to Bank’s Lien in this Agreement).

(b) If this Agreement is terminated, Collateral Agent’s Lien in the Collateral shall continue until the Obligations (other than inchoate indemnity obligations) are repaid in full in cash. Upon payment in full in cash of the Obligations (other than inchoate indemnity obligations) and at such time as the Lenders’ obligation to make Credit Extensions has terminated, Collateral Agent shall, at the sole cost and expense of Borrower, release its Liens in the Collateral and all rights therein shall revert to Borrower.

(c) Notwithstanding the provisions of Section 4(b), in the event (x) all Obligations (other than inchoate indemnity obligations), except for Bank Services, are satisfied in full, and (y) this Agreement is terminated, Bank shall terminate the security interest granted herein upon Borrower providing cash collateral acceptable to Bank in the reasonable and good faith business judgment for Bank Services, if any. In the event such Bank Services consist of outstanding Letters of Credit, it shall be sufficient cash collateral acceptable to Bank for securing such Bank Services in applying the provisions of clause (y) with respect to Bank Services that consist of Letters of Credit, if Borrower provides to Bank cash collateral in an amount equal to (x) if such Letters of Credit are denominated in Dollars, then one hundred five percent (105%); and (y) if such Letters of Credit are denominated in a Foreign Currency, then one hundred ten percent (110%), of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

4.2. Authorization to File Financing Statements. Borrower hereby authorizes Collateral Agent to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral, without notice to Borrower, with all appropriate jurisdictions to perfect or protect Collateral Agent’s interest or rights under the Loan Documents, including a notice that any disposition of the Collateral, except to the extent permitted by the terms of this Agreement, by Borrower, or any other Person, shall be deemed to violate the rights of Collateral Agent under the Code.

5.	REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Collateral Agent and the Lenders as follows:

5.1. Due Organization, Authorization: Power and Authority. Borrower and each of its Subsidiaries is duly existing and in good standing as a Registered Organization in its jurisdictions of organization or formation and Borrower and each of its Subsidiaries is qualified and licensed to do business and is in good standing in any jurisdiction in which the conduct of its businesses or its ownership of property requires that it be qualified except where the failure to do so could not reasonably be expected to have a Material Adverse Change. In connection with this Agreement, Borrower and each of its Subsidiaries has delivered to Collateral Agent a completed perfection certificate signed by an officer of Borrower or such Subsidiary (each a “Perfection Certificate” and collectively, the “Perfection Certificates”). Borrower represents and warrants that (a) Borrower and each of its Subsidiaries’ exact legal name is that which is indicated on its respective Perfection Certificate and on the signature page of each Loan Document to which it is a party; (b) Borrower and each of its Subsidiaries is an organization of the type and is organized in the jurisdiction set forth on its respective Perfection Certificate; (c) each Perfection Certificate accurately sets forth each of Borrower’s and its Subsidiaries’ organizational identification number or accurately states that Borrower or such Subsidiary has none; (d) each Perfection Certificate accurately sets forth Borrower’s and each of its Subsidiaries’ place of business, or, if more than one, its chief executive office as well as Borrower’s and each of its Subsidiaries’ mailing address (if different than its chief executive office); (e) Borrower and each of its Subsidiaries (and each of its respective predecessors) have not, in the past five (5) years, changed its jurisdiction of organization, organizational structure or type, or any organizational number assigned by its jurisdiction; and (f) all other information set forth on the Perfection Certificates pertaining to Borrower and each of its Subsidiaries, is accurate and complete (it being understood and agreed that Borrower and each of its Subsidiaries may from time to time update certain information in the Perfection Certificates (including the information set forth in clause (d) above) after the Effective Date to the extent permitted by one or more specific provisions in this Agreement); such updated Perfection Certificates subject to the review and approval of Collateral Agent. If Borrower or any of its Subsidiaries is not now a Registered Organization but later becomes one, Borrower shall notify Collateral Agent of such occurrence and provide Collateral Agent with such Person’s organizational identification number within five (5) Business Days of receiving such organizational identification number.

The execution, delivery and performance by Borrower and each of its Subsidiaries of the Loan Documents to which it is a party have been duly authorized, and do not (i) conflict with any of Borrower’s or such Subsidiaries’ organizational documents, including its respective Operating Documents, (ii) contravene, conflict with, constitute a default under or violate any material Requirement of Law applicable thereto, (iii) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or such Subsidiary, or any of their property or assets may be bound or affected, (iv) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect) or are being obtained pursuant to Section 6.1(b), or (v) constitute an event of default under any material agreement by which Borrower or any of such Subsidiaries, or their respective properties, is bound. Neither Borrower nor any of its Subsidiaries is in default under any agreement to which it is a party or by which it or any of its assets is bound in which such default could reasonably be expected to have a Material Adverse Change.

5.2. Collateral.

(a) Borrower and each of its Subsidiaries have good title to, have rights in, and the power to transfer each item of the Collateral upon which it purports to grant a Lien under the Loan Documents, free and clear of any and all Liens except Permitted Liens, and neither Borrower nor any of its Subsidiaries have any Deposit Accounts, Securities Accounts, Commodity Accounts or other investment accounts other than the Collateral Accounts or the other investment accounts, if any, described in the Perfection Certificates delivered to Collateral Agent in connection herewith with respect of which Borrower or such Subsidiary has given Collateral Agent notice and taken such actions as are necessary to give Collateral Agent a perfected security interest therein. The Accounts are bona fide, existing obligations of the Account Debtors.

(b) On the Effective Date, and except as disclosed on the Perfection Certificate (i) the Collateral is not in the possession of any third party bailee (such as a warehouse), and (ii) no such third party bailee possesses components of the Collateral in excess of One Hundred Thousand Dollars ($100,000.00). None of the components of the Collateral shall be maintained at locations other than as disclosed in the Perfection Certificates on the Effective Date or as permitted pursuant to Section 6.11.

(c) All Inventory is in all material respects of good and marketable quality, free from material defects.

(d) Borrower and each of its Subsidiaries is the sole owner of the Intellectual Property each respectively purports to own, free and clear of all Liens other than Permitted Liens. Except as noted on the Perfection Certificates, neither Borrower nor any of its Subsidiaries is a party to, nor is bound by, any material license or other material agreement with respect to which Borrower or such Subsidiary is the licensee that (i) prohibits or otherwise restricts Borrower or its Subsidiaries from granting a security interest in Borrower’s or such Subsidiaries’ interest in such material license or material agreement or any other property, or (ii) for which a default under or termination of could interfere with Collateral Agent’s or any Lender’s right to sell any Collateral. Borrower shall provide written notice to Collateral Agent and each Lender within ten (10) days of Borrower or any of its Subsidiaries entering into or becoming bound by any material license or other material agreement with respect to which Borrower or any Subsidiary is the licensee (other than over-the-counter software that is commercially available to the public).

5.3. Litigation. Except as disclosed (i) on the Perfection Certificates, or (ii) in accordance with Section 6.9 hereof, there are no actions, suits, investigations, or proceedings pending or, to the knowledge of the Responsible Officers, threatened in writing by or against Borrower or any of its Subsidiaries involving more than One Hundred Thousand Dollars ($100,000.00).

5.4. No Material Deterioration in Financial Condition; Financial Statements. All consolidated financial statements for Borrower and its Subsidiaries, delivered to Collateral Agent fairly present, in conformity with GAAP, in all material respects the consolidated financial condition of Borrower and its Subsidiaries, and the consolidated results of operations of Borrower and its Subsidiaries. There has not been any material deterioration in the consolidated financial condition of Borrower and its Subsidiaries since the date of the most recent financial statements submitted to any Lender.

5.5. Solvency. Borrower and each of its Subsidiaries is Solvent.

5.6. Regulatory Compliance. Neither Borrower nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither Borrower nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Borrower and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither Borrower nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither Borrower nor any of its Subsidiaries has violated any laws, ordinances or rules, the violation of which could reasonably be expected to have a Material Adverse Change. Neither Borrower’s nor any of its Subsidiaries’ properties or assets has been used by Borrower or such Subsidiary or, to Borrower’s knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. Borrower and each of its Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted.

None of Borrower, any of its Subsidiaries, or any of Borrower’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law, or (iii) is a Blocked Person. None of Borrower, any of its Subsidiaries, or to the knowledge of Borrower and any of their Affiliates or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law.

5.7. Investments. Neither Borrower nor any of its Subsidiaries owns any stock, shares, partnership interests or other equity securities except for Permitted Investments.

5.8. Tax Returns and Payments; Pension Contributions. Borrower and each of its Subsidiaries has timely filed all required tax returns and reports, and Borrower and each of its Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower and such Subsidiaries, in all jurisdictions in which Borrower or any such Subsidiary is subject to taxes, including the United States, unless such taxes are being contested in accordance with the following sentence. Borrower and each of its Subsidiaries, may defer payment of any contested taxes, provided that Borrower or such Subsidiary, (a) in good faith contests its obligation to pay the taxes by appropriate proceedings promptly and diligently instituted and conducted, (b) notifies Collateral Agent in writing of the commencement of, and any material development in, the proceedings, and (c) posts bonds or takes any other steps required to prevent the Governmental Authority levying such contested taxes from obtaining a Lien upon any of the Collateral that is other than a “Permitted Lien.” Neither Borrower nor any of its Subsidiaries is aware of any claims or adjustments proposed for any of Borrower’s or such Subsidiaries’, prior tax years which could result in additional taxes becoming due and payable by Borrower or its Subsidiaries. Borrower and each of its Subsidiaries have paid all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with their terms, and neither Borrower nor any of its Subsidiaries have, withdrawn from participation in, and have not permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could reasonably be expected to result in any liability of Borrower or its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

5.9. Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements in accordance with the provisions of this Agreement, and not for personal, family, household or agricultural purposes.

5.10. Full Disclosure. No written representation, warranty or other statement of Borrower or any of its Subsidiaries in any certificate or written statement given to Collateral Agent or any Lender in connection with the transactions contemplated hereby, as of the date such representation, warranty, or other statement was made, taken together with all such written certificates and written statements given to Collateral Agent or any Lender with respect to the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results).

5.11. Definition of “Knowledge.” For purposes of the Loan Documents, whenever a representation or warranty is made to Borrower’s knowledge or awareness, to the “best of” Borrower’s knowledge, or with a similar qualification, knowledge or awareness means the actual knowledge, after reasonable investigation, of the Responsible Officers.

6.	AFFIRMATIVE COVENANTS

Borrower shall, and shall cause each of its Subsidiaries to, do all of the following:

6.1. Government Compliance.

(a) Maintain its and all its Subsidiaries’ legal existence and good standing in their respective jurisdictions of organization and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Change. Comply with all laws, ordinances and regulations to which Borrower or any of its Subsidiaries is subject, the noncompliance with which could reasonably be expected to have a Material Adverse Change.

(b) Obtain and keep in full force and effect, all of the material Governmental Approvals necessary for the performance by Borrower and its Subsidiaries of their respective businesses and obligations under the Loan Documents and the grant of a security interest to Collateral Agent for the ratable benefit of the Lenders, in all of the Collateral. Borrower shall promptly provide copies to Collateral Agent of any material Governmental Approvals obtained by Borrower or any of its Subsidiaries.

6.2. Financial Statements, Reports, Certificates.

(a) Deliver to each Lender:

(i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated and consolidating balance sheet, income statement and cash flow statement covering the consolidated operations of Borrower and its Subsidiaries for such month certified by a Responsible Officer and in a form reasonably acceptable to Collateral Agent;

(ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower’s fiscal year or within five (5) days of filing with the SEC, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Collateral Agent in its reasonable discretion;

(iii) as soon as available after approval thereof by Borrower’s Board of Directors, but no later than ten (10) days after the last day of each of Borrower’s fiscal years, Borrower’s annual financial projections for the entire current fiscal year as approved by Borrower’s Board of Directors, which such annual financial projections shall be set forth in a month-by-month format (such annual financial projections as originally delivered to Collateral Agent and the Lenders are referred to herein as the “Annual Projections”; provided that, any revisions of the Annual Projections approved by Borrower’s Board of Directors shall be delivered to Collateral Agent and the Lenders no later than seven (7) days after such approval);

(iv) within five (5) days of delivery, copies of all statements, reports and notices made available to Borrower’s security holders or holders of Subordinated Debt;

(v) in the event that Borrower becomes subject to the reporting requirements under the Securities Exchange Act of 1934, as amended, within five (5) days of filing, all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission,

(vi) prompt notice of any (A) amendments of or other changes to the Operating Documents of Borrower or any of its Subsidiaries, together with any copies reflecting such amendments or changes with respect thereto and (B) material changes to the capitalization table of Borrower or any of its Subsidiaries, provided, however, that (i) no such notice shall be required with respect to the grant, exercise, cancellation or modification of options to purchase Borrower’s Common Stock outstanding or hereafter issued by Borrower from the option pool set forth on the capitalization table of Borrower delivered to Bank in connection with the Perfection Certificate or upon exercise of warrants to purchase capital stock of the Borrower reflected upon such capitalization table and (ii) Borrower shall provide Lenders notice with respect to, and copies of, the current capitalization table no later than thirty (30) days after the end of each quarter to the extent that there have been any amendments of, or changes to, the capitalization table since the last time the same was delivered to Lenders.

(vii) prompt notice of any event that could reasonably be expected to materially and adversely affect the value of the Intellectual Property;

(viii) as soon as available, but no later than thirty (30) days after the last day of each month, copies of the month-end account statements for each Collateral Account maintained by Borrower or its Subsidiaries, which statements may be provided to Collateral Agent and each Lender by Borrower or directly from the applicable institution(s), and

(ix) other information as reasonably requested by Collateral Agent or any Lender.

Notwithstanding the foregoing, documents required to be delivered pursuant to the terms hereof (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Borrower posts such documents, or provides a link thereto, on Borrower’s website on the internet at Borrower’s website address.

(b) Concurrently with the delivery of the financial statements specified in Section 6.2(a)(i) above but no later than thirty (30) days after the last day of each month, deliver to each Lender, a duly completed Compliance Certificate signed by a Responsible Officer.

(c) Keep proper books of record and account in accordance with GAAP in all material respects, in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities. Borrower shall, and shall cause each of its Subsidiaries to, allow, at the sole cost of Borrower, Collateral Agent or any Lender, during regular business hours upon reasonable prior notice (provided that no notice shall be required when an Event of Default has occurred and is continuing), to visit and inspect any of its properties, to examine and make abstracts or copies from any of its books and records, and to conduct a collateral audit and analysis of its operations and the Collateral. Such audits shall be conducted no more often than once every six months unless (and more frequently if) an Event of Default has occurred and is continuing.

6.3. Inventory; Returns. Keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower, or any of its Subsidiaries, and their respective Account Debtors shall follow Borrower’s, or such Subsidiary’s, customary practices as they exist at the Effective Date. Borrower must promptly notify Collateral Agent and the Lenders of all returns, recoveries, disputes and claims that involve more than One Hundred Thousand Dollars ($100,000.00) individually or in the aggregate in any calendar year.

6.4. Taxes; Pensions. Timely file and require each of its Subsidiaries to timely file, all required tax returns and reports and timely pay, and require each of its Subsidiaries to timely file, all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower or its Subsidiaries, except for deferred payment of any taxes contested pursuant to the terms of Section 5.8 hereof, and shall deliver to Lenders, on demand, appropriate certificates attesting to such payments, and pay all amounts necessary to fund all present pension, profit sharing and deferred compensation plans in accordance with the terms of such plans.

6.5. Insurance. Keep Borrower’s and its Subsidiaries’ business and the Collateral insured for risks and in amounts standard for companies in Borrower’s and its Subsidiaries’ industry and location and as Collateral Agent may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are reasonably satisfactory to Collateral Agent and Lenders. All property policies shall have a lender’s loss payable endorsement showing Collateral Agent as lender loss payee and waive subrogation against Collateral Agent, and all liability policies shall show, or have endorsements showing, Collateral Agent, as additional insured. The Collateral Agent shall be named as lender loss payee and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that it will give the Collateral Agent thirty (30) days prior written notice before any such policy or policies shall be materially altered or canceled. At Collateral Agent’s request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Collateral Agent’s option, be payable to Collateral Agent, for the ratable benefit of the Lenders, on account of the Obligations. Notwithstanding the foregoing, (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to One Hundred Thousand Dollars ($100,000.00) with respect to any loss, but not exceeding One Hundred Thousand Dollars ($100,000.00), in the aggregate for all losses under all casualty policies in any one year, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Collateral Agent has been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Collateral Agent, be payable to Collateral Agent, for the ratable benefit of the Lenders, on account of the Obligations. If Borrower or any of its Subsidiaries fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons, Collateral Agent and/or any Lender may make, at Borrower’s expense, all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Collateral Agent or such Lender deems prudent.

6.6. Operating Accounts.

(a) Maintain its primary and its Subsidiaries’ primary Collateral Accounts with Bank or its Affiliates in accounts which are subject to a Control Agreement in favor of Collateral Agent and which accounts shall represent at least fifty percent (50%) of the dollar value of Borrower’s and such Subsidiaries’ accounts at all financial institutions.

(b) Borrower shall provide Collateral Agent five (5) days’ prior written notice before Borrower or any of its Subsidiaries establishes any Collateral Account at or with any Person other than Bank or its Affiliates. In addition, for each Collateral Account that Borrower or any of its Subsidiaries, at any time maintains, Borrower or such Subsidiary shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account in accordance with the terms hereunder prior to the establishment of such Collateral Account, which Control Agreement may not be terminated without prior written consent of Collateral Agent. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s, or any of its Subsidiaries’, employees and identified to Collateral Agent by Borrower as such in the Perfection Certificates.

(c) Neither Borrower nor any of its Subsidiaries shall maintain any Collateral Accounts except Collateral Accounts maintained in accordance with Sections 6.6(a) and (b).

6.7. Protection of Intellectual Property Rights. Borrower and each of its Subsidiaries shall: (a) use commercially reasonable efforts consistent with current business practices to protect, defend and maintain the validity and enforceability of its Intellectual Property that is material to Borrower’s business; (b) promptly after Borrower becomes aware thereof advise Collateral Agent in writing of material infringement by a third party of its Intellectual Property; and (c) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Collateral Agent’s prior written consent. Borrower shall obtain Collateral Agent’s and Lenders’ written consent prior to abandoning, modifying or delaying filing, prosecution or issuance of any Core IP. Borrower shall provide Collateral Agent and Lenders with notice, on a quarterly basis, of any abandonment, modification or delay in the filing, prosecution or issuance of any Non-Core IP during the preceding quarter.

6.8. Litigation Cooperation. Commencing on the Effective Date and continuing through the termination of this Agreement, make available to Collateral Agent and the Lenders, without expense to Collateral Agent or the Lenders at reasonable times and with reasonable advance notice, unless an Event of Default has occurred and is continuing, Borrower and each of Borrower’s officers, employees and agents and Borrower’s Books, to the extent that Collateral Agent or any Lender may reasonably deem them necessary to prosecute or defend any third-party suit or proceeding instituted by or against Collateral Agent or any Lender with respect to any Collateral or relating to Borrower. In such event, Collateral Agent and the Lenders shall work cooperatively with Borrower to minimize disruption, to the extent reasonably possible, of Borrower’s ongoing operations.

6.9. Notices of Litigation and Default. After becoming aware thereof, Borrower will give prompt written notice to Collateral Agent and the Lenders of any litigation or governmental proceedings pending or threatened (in writing) against Borrower or any of its Subsidiaries, which could reasonably be expected to result in damages or costs to Borrower or any of its Subsidiaries of One Hundred Thousand Dollars ($100,000.00) or more or which could reasonably be expected to have a Material Adverse Change. Without limiting or contradicting any other more specific provision of this Agreement, promptly (and in any event within three (3) Business Days) upon Borrower becoming aware of the existence of any Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default, Borrower shall give written notice to Collateral Agent and the Lenders of such occurrence, which such notice shall include a reasonably detailed description of such Event of Default or event which, with the giving of notice or passage of time, or both, would constitute an Event of Default.

6.10. Intentionally Omitted.

6.11. Landlord Waivers; Bailee Waivers. In the event that Borrower or any of its Subsidiaries, after the Effective Date, intends to add any new offices or business locations, including warehouses, or otherwise store any portion of the Collateral with, or deliver any portion of the Collateral to, a bailee, in each case pursuant to Section 7.2, then Borrower or such Subsidiary will first provide at least thirty (30) days prior written notice to Collateral Agent and, in the event that the Collateral at any new location includes Borrower’s Books or is valued in excess of One Hundred Thousand ($100,000.00) in the aggregate, such bailee or landlord, as applicable, must execute and deliver a bailee waiver or landlord waiver, as applicable, in form and substance reasonably satisfactory to Collateral Agent prior to the addition of any new offices or business locations, or any such storage with or delivery to any such bailee, as the case may be.

6.12. Creation/Acquisition of Subsidiaries. In the event Borrower, or any of its Subsidiaries creates or acquires any Subsidiary, Borrower shall provide prior written notice to Collateral Agent and each Lender of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Collateral Agent or any Lender to cause each such Subsidiary to become a co-Borrower hereunder or to guarantee the

Obligations of Borrower under the Loan Documents and, in each case, grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); and Borrower (or its Subsidiary, as applicable) shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, to secure payment and performance of the Obligations a perfected security interest in the stock, units or other evidence of ownership of each such newly created Subsidiary, provided, however, that in the case of a Foreign Subsidiary, Borrower (or any domestic Subsidiary which is the owner of such Foreign Subsidiary) shall not be required to pledge or grant a security interest in more than sixty five percent (65%) of the outstanding equity securities of such Foreign Subsidiary and no assets of such Foreign Subsidiary shall be required to be pledged or subject to a security interest hereunder if Borrower demonstrates to the reasonable satisfaction of Collateral Agent that such Foreign Subsidiary providing such guarantee or pledge and security interest or Borrower providing a perfected security interest in more than sixty five percent (65%) of the outstanding equity securities would create a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code. Notwithstanding the foregoing, Borrower shall not be required to pledge or grant a security interest in more than sixty five percent (65%) of the outstanding equity securities of the Australia Subsidiary and no assets of the Australia Subsidiary shall be required to be pledged or subject to a security interest hereunder.

6.13. Further Assurances.

(a) Execute any further instruments and take further action as Collateral Agent or any Lender reasonably requests to perfect or continue Collateral Agent’s Lien in the Collateral or to effect the purposes of this Agreement.

(b) Deliver to Collateral Agent and Lenders, within five (5) days after the same are sent or received, copies of all material correspondence, reports, documents and other filings with any Governmental Authority that could reasonably be expected to have a material adverse effect on any of the Governmental Approvals material to Borrower’s business or otherwise could reasonably be expected to have a Material Adverse Change.

7.	NEGATIVE COVENANTS

Borrower shall not, and shall not permit any of its Subsidiaries to, do any of the following without the prior written consent of the Required Lenders:

7.1. Dispositions. Convey, sell, lease, transfer, assign, or otherwise dispose of (collectively, “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (a) of Inventory in the ordinary course of business; (b) of worn out or obsolete Equipment; and (c) in connection with Permitted Liens, Permitted Investments and Permitted Licenses.

7.2. Changes in Business, Management, Ownership, or Business Locations. (a) Engage in or permit any of its Subsidiaries to engage in any business other than the businesses engaged in by Borrower as of the Effective Date or reasonably related thereto; (b) liquidate or dissolve; or (c) (i) any Key Person shall cease to be actively engaged in the management of Borrower unless written notice thereof is provided to Collateral Agent within five (5) days of such change, or (ii) enter into any transaction or series of related transactions in which the stockholders of Borrower who were not stockholders immediately prior to the first such transaction own more than forty nine percent (49%) of the voting stock of Borrower immediately after giving effect to such transaction or related series of such transactions (other than by the sale of Borrower’s equity securities in a public offering, a private placement of public equity or to private investors so long as Borrower identifies to Collateral Agent the private investors prior to the closing of the transaction). Borrower shall not, without at least thirty (30) days’ prior written notice to Collateral Agent: (A) add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than One Hundred Thousand Dollars ($100,000.00) in assets or property of Borrower or any of its Subsidiaries); (B) change its jurisdiction of organization, (C) change its organizational structure or type, (D) change its legal name, or (E) change any organizational number (if any) assigned by its jurisdiction of organization.

7.3. Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock, shares or property of another Person. A Subsidiary may merge or consolidate into another

Subsidiary (provided such surviving Subsidiary is a “co-Borrower” hereunder or has provided a secured Guaranty of Borrower’s Obligations hereunder) or with (or into) Borrower provided Borrower is the surviving legal entity, and as long as no Event of Default is occurring prior thereto or arises as a result therefrom.

7.4. Indebtedness. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

7.5. Encumbrance. Create, incur, allow, or suffer any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein (except for Permitted Liens that are permitted by the terms of this Agreement to have priority over Collateral Agent’s Lien), or enter into any agreement, document, instrument or other arrangement (except with or in favor of Collateral Agent, for the ratable benefit of the Lenders) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower, or any of its Subsidiaries, from assigning, mortgaging, pledging, granting a security interest in or upon, or encumbering any of Borrower’s or such Subsidiary’s Intellectual Property, except as is otherwise permitted in Section 7.1 hereof and the definition of “Permitted Liens” herein.

7.6. Maintenance of Collateral Accounts. Maintain any Collateral Account except pursuant to the terms of Section 6.6 hereof.

7.7. Distributions; Investments. (a) Pay any dividends (other than dividends payable solely in capital stock) or make any distribution or payment in respect of or redeem, retire or purchase any capital stock (other than repurchases pursuant to the terms of employee stock purchase plans, employee restricted stock agreements, stockholder rights plans, director or consultant stock option plans, or similar plans, provided such repurchases do not exceed One Hundred Thousand Dollars ($100,000.00) in the aggregate per fiscal year) or (b) directly or indirectly make any Investment other than Permitted Investments, or permit any of its Subsidiaries to do so.

7.8. Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower or any of its Subsidiaries, except for (a) transactions that are in the ordinary course of Borrower’s or such Subsidiary’s business, upon fair and reasonable terms that are no less favorable to Borrower or such Subsidiary than would be obtained in an arm’s length transaction with a non-affiliated Person, and (b) Subordinated Debt or equity investments by Borrower’s investors in Borrower or its Subsidiaries.

7.9. Subordinated Debt. (a) Make or permit any payment on any Subordinated Debt, except under the terms of the subordination, intercreditor, or other similar agreement to which such Subordinated Debt is subject, or (b) amend any provision in any document relating to the Subordinated Debt which would increase the amount thereof or adversely affect the subordination thereof to Obligations owed to the Lenders.

7.10. Compliance. Become an “investment company” or a company controlled by an “investment company”, under the Investment Company Act of 1940, as amended, or undertake as one of its important activities extending credit to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System), or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a Material Adverse Change, or permit any of its Subsidiaries to do so; withdraw or permit any Subsidiary to withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any present pension, profit sharing and deferred compensation plan which could reasonably be expected to result in any liability of Borrower or any of its Subsidiaries, including any liability to the Pension Benefit Guaranty Corporation or its successors or any other Governmental Authority.

7.11. Compliance with Anti-Terrorism Laws. Collateral Agent hereby notifies Borrower and each of its Subsidiaries that pursuant to the requirements of Anti-Terrorism Laws, and Collateral Agent’s policies and practices, Collateral Agent is required to obtain, verify and record certain information and documentation that identifies Borrower and each of its Subsidiaries and their principals, which information includes the name and address of Borrower and each of its Subsidiaries and their principals and such other information that will allow

Collateral Agent to identify such party in accordance with Anti-Terrorism Laws. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries permit any Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Borrower and each of its Subsidiaries shall immediately notify Collateral Agent if Borrower or such Subsidiary has knowledge that Borrower, or any Subsidiary or Affiliate of Borrower, is listed on the OFAC Lists or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Neither Borrower nor any of its Subsidiaries shall, nor shall Borrower or any of its Subsidiaries, permit any Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti-Terrorism Law.

8.	EVENTS OF DEFAULT

Any one of the following shall constitute an event of default (an “Event of Default”) under this Agreement:

8.1. Payment Default. Borrower fails to (a) make any payment of principal or interest on any Credit Extension on its due date, or (b) pay any other Obligations within three (3) Business Days after such Obligations are due and payable (which three (3) Business Day grace period shall not apply to payments due on the Maturity Date or the date of acceleration pursuant to Section 9.1 (a) hereof). During the cure period, the failure to cure the payment default is not an Event of Default (but no Credit Extension will be made during the cure period);

8.2. Covenant Default.

(a) Borrower or any of its Subsidiaries fails or neglects to perform any obligation in Sections 6.2 (Financial Statements, Reports, Certificates), 6.4 (Taxes), 6.5 (Insurance), 6.6 (Operating Accounts), 6.7 (Protection of Intellectual Property Rights), 6.9 (Notice of Litigation and Default), 6.11 (Landlord Waivers; Bailee Waivers), 6.12 (Creation/Acquisition of Subsidiaries) or 6.13 (Further Assurances) or Borrower violates any covenant in Section 7; or

(b) Borrower, or any of its Subsidiaries, fails or neglects to perform, keep, or observe any other term, provision, condition, covenant or agreement contained in this Agreement or any Loan Documents, and as to any default (other than those specified in this Section 8) under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure the default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to cure the default shall not be deemed an Event of Default (but no Credit Extensions shall be made during such cure period). Grace periods provided under this Section shall not apply, among other things, to financial covenants or any other covenants set forth in subsection (a) above;

8.3. Material Adverse Change. A Material Adverse Change occurs;

8.4. Attachment; Levy; Restraint on Business.

(a) (i) The service of process seeking to attach, by trustee or similar process, any funds of Borrower or any of its Subsidiaries or of any entity under control of Borrower or its Subsidiaries on deposit with any Lender or any Lender’s Affiliate or any bank or other institution at which Borrower or any of its Subsidiaries maintains a Collateral Account, or (ii) a notice of lien, levy, or assessment is filed against Borrower or any of its Subsidiaries or their respective assets by any Government Authority and the same under subclauses (i) and

(ii) hereof are not, within ten (10) days after the occurrence thereof, discharged or stayed (whether through the posting of a bond or otherwise); provided, however, no Credit Extensions shall be made during any ten (10) day cure period; and

(b) (i) any material portion of Borrower’s or any of its Subsidiaries’ assets is attached, seized, levied on, or comes into possession of a trustee or receiver, or (ii) any court order enjoins, restrains, or prevents Borrower or any of its Subsidiaries from conducting any part of its business;

8.5. Insolvency. (a) Borrower or any of its Subsidiaries is or becomes Insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; or (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made while Borrower or any Subsidiary is Insolvent and/or until any Insolvency Proceeding is dismissed);

8.6. Other Agreements. There is a default in any agreement to which Borrower or any of its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000.00) or that could reasonably be expected to have a Material Adverse Change;

8.7. Judgments. One or more judgments, orders, or decrees for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000.00) (not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) shall be rendered against Borrower or any of its Subsidiaries and shall remain unsatisfied, unvacated, or unstayed for a period of ten (10) days after the entry thereof (provided that no Credit Extensions will be made prior to the satisfaction, vacation, or stay of such judgment, order or decree);

8.8. Misrepresentations. Borrower or any of its Subsidiaries or any Person acting for Borrower or any of its Subsidiaries in connection with the transactions contemplated hereby makes any representation, warranty, or other statement now or later in this Agreement, any Loan Document or in any writing delivered to Collateral Agent and/or Lenders or to induce Collateral Agent and/or the Lenders to enter this Agreement or any Loan Document, and such representation, warranty, or other statement is incorrect in any material respect when made;

8.9. Subordinated Debt. A default or breach occurs under any agreement between Borrower or any of its Subsidiaries and any creditor of Borrower or any of its Subsidiaries that signed a subordination, intercreditor, or other similar agreement with Collateral Agent or the Lenders, or any creditor that has signed such an agreement with Collateral Agent or the Lenders breaches any terms of such agreement;

8.10. Guaranty. (a) Any Guaranty terminates or ceases for any reason to be in full force and effect; (b) any Guarantor does not perform any obligation or covenant under any Guaranty; (c) any circumstance described in Sections 8.3, 8.4, 8.5, 8.7, or 8.8 occurs with respect to any Guarantor, or (d) the liquidation, winding up, or termination of existence of any Guarantor.

8.11. Governmental Approvals. Any Governmental Approval shall have been revoked, rescinded, suspended, modified in an adverse manner, or not renewed in the ordinary course for a full term and such revocation, rescission, suspension, modification or non-renewal has resulted in or could reasonably be expected to result in a Material Adverse Change; or

8.12. Lien Priority. Any Lien created hereunder or by any other Loan Document shall at any time fail to constitute a valid and perfected Lien on any of the Collateral purported to be secured thereby, subject to no prior or equal Lien, other than Permitted Liens which are permitted to have priority in accordance with the terms of this Agreement.

9.	RIGHTS AND REMEDIES

9.1. Rights and Remedies.

(a) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent may, and at the written direction of Required Lenders shall, without notice or demand, do any or all of the following: (i) deliver notice of the Event of Default to Borrower, (ii) by notice to Borrower declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations shall be immediately due and payable without any action by Collateral Agent or the Lenders) or (iii) by notice to Borrower suspend or terminate the obligations, if any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Collateral Agent and/or the Lenders (but if an Event of Default described in Section 8.5 occurs all obligations, if any, of the Lenders to advance money or extend credit for Borrower’s benefit under this Agreement or under any other agreement between Borrower and Collateral Agent and/or the Lenders shall be immediately terminated without any action by Collateral Agent or the Lenders).

(b) Without limiting the rights of Collateral Agent and the Lenders set forth in Section 9.1(a) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right, without notice or demand, to do any or all of the following:

(i) foreclose upon and/or sell or otherwise liquidate, the Collateral;

(ii) apply to the Obligations any (a) balances and deposits of Borrower that Collateral Agent or any Lender holds or controls, or (b) any amount held or controlled by Collateral Agent or any Lender owing to or for the credit or the account of Borrower; and/or

(iii) commence and prosecute an Insolvency Proceeding or consent to Borrower commencing any Insolvency Proceeding.

(c) Without limiting the rights of Collateral Agent and the Lenders set forth in Sections 9.1(a) and (b) above, upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right, without notice or demand, to do any or all of the following:

(i) settle or adjust disputes and claims directly with Account Debtors for amounts on terms and in any order that Collateral Agent considers advisable, notify any Person owing Borrower money of Collateral Agent’s security interest in such funds, and verify the amount of such account;

(ii) make any payments and do any acts it considers necessary or reasonable to protect the Collateral and/or its security interest in the Collateral. Borrower shall assemble the Collateral if Collateral Agent requests and make it available in a location as Collateral Agent reasonably designates. Collateral Agent may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Collateral Agent a license to enter and occupy any of its premises, without charge, to exercise any of Collateral Agent’s rights or remedies;

(iii) ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, and/or advertise for sale, the Collateral. Collateral Agent is hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower’s and each of its Subsidiaries’ labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Collateral Agent’s exercise of its rights under this Section 9.1, Borrower’s and each of its Subsidiaries’ rights under all licenses and all franchise agreements inure to Collateral Agent, for the benefit of the Lenders;

(iv) place a “hold” on any account maintained with Collateral Agent or the Lenders and/or deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any Control Agreement or similar agreements providing control of any Collateral;

(v) demand and receive possession of Borrower’s Books;

(vi) appoint a receiver to seize, manage and realize any of the Collateral, and such receiver shall have any right and authority as any competent court will grant or authorize in accordance with any applicable law, including any power or authority to manage the business of Borrower or any of its Subsidiaries;

(vii) subject to clauses 9.1(a) and (b), exercise all rights and remedies available to Collateral Agent and each Lender under the Loan Documents or at law or equity, including all remedies provided under the Code (including disposal of the Collateral pursuant to the terms thereof);

(viii) for any Letters of Credit, demand that Borrower (i) deposit cash with Bank in an amount equal to (x) if such Letters of Credit are denominated in Dollars, then one hundred five percent (105%); and (y) if such Letters of Credit are denominated in a Foreign Currency, then one hundred ten percent (110%), of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and(ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit; and

(ix) terminate any FX Contracts.

Notwithstanding any provision of this Section 9.1 to the contrary, upon the occurrence of any Event of Default, Collateral Agent shall have the right to exercise any and all remedies referenced in this Section 9.1 without the written consent of Required Lenders following the occurrence of an Exigent Circumstance. As used in the immediately preceding sentence, “Exigent Circumstance” means any event or circumstance that, in the reasonable judgment of Collateral Agent, imminently threatens the ability of Collateral Agent to realize upon all or any material portion of the Collateral, such as, without limitation, fraudulent removal, concealment, or abscondment thereof, destruction or material waste thereof, or failure of Borrower or any of its Subsidiaries after reasonable demand to maintain or reinstate adequate casualty insurance coverage, or which, in the judgment of Collateral Agent, could reasonably be expected to result in a material diminution in value of the Collateral.

9.2. Power of Attorney. Borrower hereby irrevocably appoints Collateral Agent as its lawful attorney-in-fact, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) endorse Borrower’s or any of its Subsidiaries’ name on any checks or other forms of payment or security; (b) sign Borrower’s or any of its Subsidiaries’ name on any invoice or bill of lading for any Account or drafts against Account Debtors; (c) settle and adjust disputes and claims about the Accounts directly with Account Debtors, for amounts and on terms Collateral Agent determines reasonable; (d) make, settle, and adjust all claims under Borrower’s insurance policies; (e) pay, contest or settle any Lien, charge, encumbrance, security interest, and adverse claim in or to the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; and (f) transfer the Collateral into the name of Collateral Agent or a third party as the Code or any applicable law permits. Borrower hereby appoints Collateral Agent as its lawful attorney-in-fact to sign Borrower’s or any of its Subsidiaries’ name on any documents necessary to perfect or continue the perfection of Collateral Agent’s security interest in the Collateral regardless of whether an Event of Default has occurred until the Lien Termination Date. Collateral Agent’s foregoing appointment as Borrower’s or any of its Subsidiaries’ attorney in fact, and all of Collateral Agent’s rights and powers, coupled with an interest, are irrevocable until the Lien Termination Date.

9.3. Protective Payments. If Borrower or any of its Subsidiaries fail to obtain the insurance called for by Section 6.5 or fails to pay any premium thereon or fails to pay any other amount which Borrower or any of its Subsidiaries is obligated to pay under this Agreement or any other Loan Document, Collateral Agent may obtain such insurance or make such payment, and all amounts so paid by Collateral Agent are Lenders’ Expenses and immediately due and payable, bearing interest at the Default Rate, and secured by the Collateral. Collateral Agent will make reasonable efforts to provide Borrower with notice of Collateral Agent obtaining such insurance or making such payment at the time it is obtained or paid or within a reasonable time thereafter. No such payments by Collateral Agent are deemed an agreement to make similar payments in the future or Collateral Agent’s waiver of any Event of Default.

9.4. Application of Payments and Proceeds. Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Collateral Agent from or on behalf of Borrower or any of its Subsidiaries of all or any part of the Obligations, and, as between Borrower on the one hand and Collateral Agent and Lenders on the other, Collateral Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Collateral Agent may deem advisable notwithstanding any previous application by Collateral Agent, and (b) the proceeds of any sale of, or other realization upon all or any part of the Collateral shall be applied: first, to the Lenders’ Expenses; second, to accrued and unpaid interest on the Obligations (including any interest which, but for the provisions of the United States Bankruptcy Code, would have accrued on such amounts); third, to the principal amount of the Obligations outstanding; and fourth, to any other indebtedness or obligations of Borrower owing to Collateral Agent or any Lender under the Loan Documents. Any balance remaining shall be delivered to Borrower or to whoever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct. In carrying out the foregoing, (x) amounts received shall be applied in the numerical order provided until exhausted prior to the application to the next succeeding category, and (y) each of the Persons entitled to receive a payment in any particular category shall receive an amount equal to its pro rata share of amounts available to be applied pursuant thereto for such category. Any reference in this Agreement to an allocation between or sharing by the Lenders of any right, interest or obligation “ratably,” “proportionally” or in similar terms shall refer to Pro Rata Share unless expressly provided otherwise. Collateral Agent, or if applicable, each Lender, shall promptly remit to the other Lenders such sums as may be necessary to ensure the ratable repayment of each Lender’s portion of any Term Loan and the ratable distribution of interest, fees and reimbursements paid or made by Borrower. Notwithstanding the foregoing, a Lender receiving a scheduled payment shall not be responsible for determining whether the other Lenders also received their scheduled payment on such date; provided, however, if it is later determined that a Lender received more than its ratable share of scheduled payments made on any date or dates, then such Lender shall remit to Collateral Agent or other Lenders such sums as may be necessary to ensure the ratable payment of such scheduled payments, as instructed by Collateral Agent. If any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by a Lender in excess of its ratable share, then the portion of such payment or distribution in excess of such Lender’s ratable share shall be received by such Lender in trust for and shall be promptly paid over to the other Lender for application to the payments of amounts due on the other Lenders’ claims. To the extent any payment for the account of Borrower is required to be returned as a voidable transfer or otherwise, the Lenders shall contribute to one another as is necessary to ensure that such return of payment is on a pro rata basis. If any Lender shall obtain possession of any Collateral, it shall hold such Collateral for itself and as agent and bailee for Collateral Agent and other Lenders for purposes of perfecting Collateral Agent’s security interest therein.

9.5. Liability for Collateral. So long as Collateral Agent and the Lenders comply with reasonable banking practices regarding the safekeeping of the Collateral in the possession or under the control of Collateral Agent and the Lenders, Collateral Agent and the Lenders shall not be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

9.6. No Waiver; Remedies Cumulative. Failure by Collateral Agent or any Lender, at any time or times, to require strict performance by Borrower of any provision of this Agreement or any other Loan Document shall not waive, affect, or diminish any right of Collateral Agent or any Lender thereafter to demand strict performance and compliance herewith or therewith. No waiver hereunder shall be effective unless signed by Collateral Agent and the Required Lenders and then is only effective for the specific instance and purpose for which it is given. The rights and remedies of Collateral Agent and the Lenders under this Agreement and the other Loan Documents are cumulative. Collateral Agent and the Lenders have all rights and remedies provided under the Code, any applicable law, by law, or in equity. The exercise by Collateral Agent or any Lender of one right or remedy is not an election, and Collateral Agent’s or any Lender’s waiver of any Event of Default is not a continuing waiver. Collateral Agent’s or any Lender’s delay in exercising any remedy is not a waiver, election, or acquiescence.

9.7. Demand Waiver. Borrower waives, to the fullest extent permitted by law, demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Collateral Agent or any Lender on which Borrower or any Subsidiary is liable.

10.	NOTICES

All notices, consents, requests, approvals, demands, or other communication (collectively, “Communication”) by any party to this Agreement or any other Loan Document must be in writing and shall be deemed to have been validly served, given, or delivered: (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the U.S. mail, first class, registered or certified mail return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by facsimile transmission, provided however, that if such transmission is not on a Business Day, on the next Business Day after transmission; (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address, facsimile number, or email address indicated below. Any of Collateral Agent, Lender or Borrower may change its mailing address or facsimile number by giving the other party written notice thereof in accordance with the terms of this Section 10.

If to Borrower:	ANAPTYSBIO, INC. 10421 Pacific Center Court Suite 200 San Diego, CA 92121 Attn: Hamza Suria Fax: (858) 366-9055 Email: hsuria@anaptysbio.com

with a copy (which shall not constitute notice) to:	FENWICK & WEST LLP 555 California Street San Francisco, CA 94104 Attn: Matthew Rossiter Email: mrossiter@fenwick.com

If to Collateral Agent:	OXFORD FINANCE LLC 133 North Fairfax Street Alexandria, Virginia 22314 Attention: Legal Department Fax: (703) 519-5225 Email: LegalDepartment@oxfordfinance.com

with a copy to	SILICON VALLEY BANK 4370 La Jolla Village Drive, Suite 1050 San Diego, CA 92122 Attn: Michael White Fax: (858) 784-3310 Email: mwhite@svb.com

with a copy (which shall not constitute notice) to:	Cooley LLP 4401 Eastgate Mall San Diego, CA 92121-1909 Attn: George Samuel Fax: (858) 550 6420 Email: gsamuel@cooley.com

11.	CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER, AND JUDICIAL REFERENCE

California law governs the Loan Documents without regard to principles of conflicts of law. Borrower, Collateral Agent and each Lender each submit to the exclusive jurisdiction of the State and Federal courts in Santa

Clara County, California; provided, however, that nothing in this Agreement shall be deemed to operate to preclude Collateral Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of Collateral Agent or any Lender. Borrower expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and Borrower hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court. Borrower hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to Borrower at the address set forth in, or subsequently provided by Borrower in accordance with, Section 10 of this Agreement and that service so made shall be deemed completed upon the earlier to occur of Borrower’s actual receipt thereof or three (3) days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, COLLATERAL AGENT AND EACH LENDER EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES’ AGREEMENT TO WAIVE THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY, if the above waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, mutually selected by the parties (or, if they cannot agree, by the Presiding Judge of the Santa Clara County, California Superior Court) appointed in accordance with California Code of Civil Procedure Section 638 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts), sitting without a jury, in Santa Clara County, California; and the parties hereby submit to the jurisdiction of such court. The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers. All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Santa Clara County, California Superior Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

12.	GENERAL PROVISIONS

12.1. Successors and Assigns. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not transfer, pledge or assign this Agreement or any rights or obligations under it without Collateral Agent’s and each Lender’s prior written consent (which may be granted or withheld in Collateral Agent’s and each Lender’s discretion, subject to Section 12.6). The Lenders have the right, without the consent of or notice to Borrower, to sell, transfer, assign, pledge, negotiate, or grant participation in (any such sale, transfer, assignment, negotiation, or grant of a participation, a “Lender Transfer”) all or any part of, or any interest in, the Lenders’ obligations, rights, and benefits under this Agreement and the other Loan Documents; provided, however, that any such Lender Transfer (other than a transfer, pledge, sale or assignment to an Eligible

Assignee) of its obligations, rights, and benefits under this Agreement and the other Loan Documents shall require the prior written consent of the Required Lenders (such approved assignee, an “Approved Lender”). Borrower and Collateral Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned until Collateral Agent shall have received and accepted an effective assignment agreement in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee or Approved Lender as Collateral Agent reasonably shall require. Notwithstanding anything to the contrary contained herein, so long as no Event of Default has occurred and is continuing, no Lender Transfer (other than a Lender Transfer (i) in respect of the Warrants or (ii) in connection with (x) assignments by a Lender due to a forced divestiture at the request of any regulatory agency; or (y) upon the occurrence of a default, event of default or similar occurrence with respect to a Lender’s own financing or securitization transactions) shall be permitted, without Borrower’s consent, to any Person which is an Affiliate or Subsidiary of Borrower, a direct competitor of Borrower or a vulture hedge fund, each as determined by Collateral Agent.

12.2. Indemnification. Borrower agrees to indemnify, defend and hold Collateral Agent and the Lenders and their respective directors, officers, employees, agents, attorneys, or any other Person affiliated with or representing Collateral Agent or the Lenders (each, an “Indemnified Person”) harmless against: (a) all obligations, demands, claims, and liabilities (collectively, “Claims”) asserted by any other party in connection with; related to; following; or arising from, out of or under, the transactions contemplated by the Loan Documents; and (b) all losses or Lenders’ Expenses incurred, or paid by Indemnified Person in connection with; related to; following; or arising from, out of or under, the transactions contemplated by the Loan Documents between Collateral Agent, and/or the Lenders and Borrower (including reasonable attorneys’ fees and expenses), except for Claims and/or losses directly caused by such Indemnified Person’s gross negligence or willful misconduct. Borrower hereby further indemnifies, defends and holds each Indemnified Person harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnified Person) in connection with any investigative, response, remedial, administrative or judicial matter or proceeding, whether or not such Indemnified Person shall be designated a party thereto and including any such proceeding initiated by or on behalf of Borrower, and the reasonable expenses of investigation by engineers, environmental consultants and similar technical personnel and any commission, fee or compensation claimed by any broker (other than any broker retained by Collateral Agent or Lenders) asserting any right to payment for the transactions contemplated hereby which may be imposed on, incurred by or asserted against such Indemnified Person as a result of or in connection with the transactions contemplated hereby and the use or intended use of the proceeds of the loan proceeds except for liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements directly caused by such Indemnified Person’s gross negligence or willful misconduct.

12.3. Time of Essence. Time is of the essence for the performance of all Obligations in this Agreement.

12.4. Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

12.5. Correction of Loan Documents. Collateral Agent and the Lenders may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties.

12.6. Amendments in Writing; Integration. (a) No amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, no approval or consent thereunder, or any consent to any departure by Borrower or any of its Subsidiaries therefrom, shall in any event be effective unless the same shall be in writing and signed by Borrower, Collateral Agent and the Required Lenders provided that:

(i) no such amendment, waiver or other modification that would have the effect of increasing or reducing a Lender’s Term Loan Commitment or Commitment Percentage shall be effective as to such Lender without such Lender’s written consent;

(ii) no such amendment, waiver or modification that would affect the rights and duties of Collateral Agent shall be effective without Collateral Agent’s written consent or signature;

(iii) no such amendment, waiver or other modification shall, unless signed by all the Lenders directly affected thereby, (A) reduce the principal of, rate of interest on or any fees with respect to any Term Loan or forgive any principal, interest (other than default interest) or fees (other than late charges) with respect to any Term Loan (B) postpone the date fixed for, or waive, any payment of principal of any Term Loan or of interest on any Term Loan (other than default interest) or any fees provided for hereunder (other than late charges or for any termination of any commitment); (C) change the definition of the term “Required Lenders” or the percentage of Lenders which shall be required for the Lenders to take any action hereunder; (D) release all or substantially all of any material portion of the Collateral, authorize Borrower to sell or otherwise dispose of all or substantially all or any material portion of the Collateral or release any Guarantor of all or any portion of the Obligations or its guaranty obligations with respect thereto, except, in each case with respect to this clause (D), as otherwise may be expressly permitted under this Agreement or the other Loan Documents (including in connection with any disposition permitted hereunder); (E) amend, waive or otherwise modify this Section 12.6 or the definitions of the terms used in this Section 12.6 insofar as the definitions affect the substance of this Section 12.6; (F) consent to the assignment, delegation or other transfer by Borrower of any of its rights and obligations under any Loan Document or release Borrower of its payment obligations under any Loan Document, except, in each case with respect to this clause (F), pursuant to a merger or consolidation permitted pursuant to this Agreement; (G) amend any of the provisions of Section 9.4 or amend any of the definitions of Pro Rata Share, Term Loan Commitment, Commitment Percentage or that provide for the Lenders to receive their Pro Rata Shares of any fees, payments, setoffs or proceeds of Collateral hereunder; (H) subordinate the Liens granted in favor of Collateral Agent securing the Obligations; or (I) amend any of the provisions of Section 12.10. It is hereby understood and agreed that all Lenders shall be deemed directly affected by an amendment, waiver or other modification of the type described in the preceding clauses (C), (D), (E), (F), (G) and (H) of the preceding sentence;

(iv) the provisions of the foregoing clauses (i), (ii) and (iii) are subject to the provisions of any interlender or agency agreement among the Lenders and Collateral Agent pursuant to which any Lender may agree to give its consent in connection with any amendment, waiver or modification of the Loan Documents only in the event of the unanimous agreement of all Lenders.

(b) Other than as expressly provided for in Section 12.6(a)(i)-(iii), Collateral Agent may, if requested by the Required Lenders, from time to time designate covenants in this Agreement less restrictive by notification to a representative of Borrower.

(c) This Agreement and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

12.7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

12.8. Survival. All covenants, representations and warranties made in this Agreement continue in full force and effect until this Agreement has terminated pursuant to its terms and the Lien Termination Date has occurred. Without limiting the foregoing, except as otherwise provided in Section 4.1, the grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements. The obligation of Borrower in Section 12.2 to indemnify each Lender and Collateral Agent, as well as the confidentiality provisions in Section 12.9 below, shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

12.9. Confidentiality. In handling any confidential information of Borrower, the Lenders and Collateral Agent shall exercise the same degree of care that it exercises for their own proprietary information, but disclosure of information may be made: (a) subject to the terms and conditions of this Agreement, to the Lenders’ and Collateral Agent’s Subsidiaries or Affiliates, or in connection with a Lender’s own financing or securitization transactions and upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; (b) to prospective transferees (other than those identified in (a) above) or purchasers of any interest in the Credit Extensions (provided, however, the Lenders and Collateral Agent shall, except upon the occurrence and during the continuance of an Event of Default, obtain such prospective transferee’s or purchaser’s agreement to the terms of this provision or to similar confidentiality terms); (c) as required by law, regulation, subpoena, or other order; (d) to Lenders’ or Collateral Agent’s regulators or as otherwise required in connection with an examination or audit; (e) as Collateral Agent reasonably considers appropriate in exercising remedies under the Loan Documents; and (f) to third party service providers of the Lenders and/or Collateral Agent so long as such service providers have executed a confidentiality agreement with the Lenders and Collateral Agent with terms no less restrictive than those contained herein. Confidential information does not include information that either: (i) is in the public domain or in the Lenders’ and/or Collateral Agent’s possession when disclosed to the Lenders and/or Collateral Agent, or becomes part of the public domain after disclosure to the Lenders and/or Collateral Agent; or (ii) is disclosed to the Lenders and/or Collateral Agent by a third party, if the Lenders and/or Collateral Agent does not know that the third party is prohibited from disclosing the information. Collateral Agent and the Lenders may use confidential information for any purpose, including, without limitation, for the development of client databases, reporting purposes, and market analysis. The provisions of the immediately preceding sentence shall survive the termination of this Agreement. The agreements provided under this Section 12.9 supersede all prior agreements, understanding, representations, warranties, and negotiations between the parties about the subject matter of this Section 12.9.

12.10. Right of Set Off. Borrower hereby grants to Collateral Agent and to each Lender, a lien, security interest and right of set off as security for all Obligations to Collateral Agent and each Lender hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Collateral Agent or the Lenders or any entity under the control of Collateral Agent or the Lenders (including a Collateral Agent affiliate) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Collateral Agent or the Lenders may set off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE COLLATERAL AGENT TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12.11. Silicon Valley Bank as Agent. Collateral Agent hereby appoints SVB as its agent (and SVB hereby accepts such appointment) for the purpose of perfecting Collateral Agent’s Liens in assets which, in accordance with Article 8 or Article 9, as applicable, of the Code can be perfected by possession or control, including without limitation, all deposit accounts maintained at SVB.

12.12. Cooperation of Borrower. If necessary, Borrower agrees to (i) execute any documents (including new Secured Promissory Notes) reasonably required to effectuate and acknowledge each assignment of a Term Loan Commitment or Loan to an assignee in accordance with Section 12.1, (ii) make Borrower’s management available to meet with Collateral Agent and prospective participants and assignees of Term Loan Commitments or Credit Extensions (which meetings shall be conducted no more often once every six months unless an Event of Default has occurred and is continuing), and (iii) assist Collateral Agent or the Lenders in the preparation of information relating to the financial affairs of Borrower as any prospective participant or assignee of a Term Loan Commitment or Term Loan reasonably may request. Subject to the provisions of Section 12.9, Borrower authorizes each Lender to disclose to any prospective participant or assignee of a Term Loan Commitment, any and all information in such Lender’s possession concerning Borrower and its financial affairs which has been delivered to such Lender by or on behalf of Borrower pursuant to this Agreement, or which has been delivered to such Lender by or on behalf of Borrower in connection with such Lender’s credit evaluation of Borrower prior to entering into this Agreement.

13.	DEFINITIONS

13.1. Definitions. As used in this Agreement, the following terms have the following meanings:

“Account” is any “account” as defined in the Code with such additions to such term as may hereafter be made, and includes, without limitation, all accounts receivable and other sums owing to Borrower.

“Account Debtor” is any “account debtor” as defined in the Code with such additions to such term as may hereafter be made.

“Affiliate” of any Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person’s senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person’s managers and members.

“Agreement” is defined in the preamble hereof.

“Amortization Date” is February 1, 2016, but if the Term B Loans are advanced, such date shall be August 1, 2016 and if the Term C Loans are advanced, such date shall be February 1, 2017.

“Annual Projections” is defined in Section 6.2(a).

“Anti-Terrorism Laws” are any laws relating to terrorism or money laundering, including Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Approved Fund” is any (i) investment company, fund, trust, securitization vehicle or conduit that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business or (ii) any Person (other than a natural person) which temporarily warehouses loans for any Lender or any entity described in the preceding clause (i) and that, with respect to each of the preceding clauses (i) and (ii), is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) a Person (other than a natural person) or an Affiliate of a Person (other than a natural person) that administers or manages a Lender.

“Approved Lender” is defined in Section 12.1.

“Australia Subsidiary” means that certain Subsidiary of Borrower to be formed under the laws of Australia in accordance with the provisions of this Agreement and based substantially on the terms and conditions as provided to Collateral Agent and Lenders in writing as of the date hereof.

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Bank” is defined in the preamble hereof.

“Basic Rate” is, with respect to a Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) six and ninety five hundredths percent (6.95%) and (ii) the sum of (a) the three (3) month U.S. LIBOR rate reported in The Wall Street Journal three (3) Business Days prior to the Funding Date of such Term Loan (which shall not, in any case, be less than twenty three hundredths percent (0.23%), plus (b) six and seventy two hundredths percent (6.72%).

“Blocked Person” is any Person: (a) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (b) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224, (c) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law, (d) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224, or (e) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

“Borrower” is defined in the preamble hereof.

“Borrower’s Books” are Borrower’s or any of its Subsidiaries’ books and records including ledgers, federal, and state tax returns, records regarding Borrower’s or its Subsidiaries’ assets or liabilities, the Collateral, business operations or financial condition, and all computer programs or storage or any equipment containing such information.

“Business Day” is any day that is not a Saturday, Sunday or a day on which Collateral Agent is closed.

“Cash Equivalents” are (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency or any State thereof having maturities of not more than one (1) year from the date of acquisition; (b) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc., and (c) certificates of deposit maturing no more than one (1) year after issue provided that the account in which any such certificate of deposit is maintained is subject to a Control Agreement in favor of Collateral Agent. For the avoidance of doubt, the direct purchase by Borrower or any of its Subsidiaries of any Auction Rate Securities, or purchasing participations in, or entering into any type of swap or other derivative transaction, or otherwise holding or engaging in any ownership interest in any type of Auction Rate Security by Borrower or any of its Subsidiaries shall be conclusively determined by the Lenders as an ineligible Cash Equivalent, and any such transaction shall expressly violate each other provision of this Agreement governing Permitted Investments. Notwithstanding the foregoing, Cash Equivalents does not include and Borrower, and each of its Subsidiaries, are prohibited from purchasing, purchasing participations in, entering into any type of swap or other equivalent derivative transaction, or otherwise holding or engaging in any ownership interest in any type of debt instrument, including, without limitation, any corporate or municipal bonds with a long-term nominal maturity for which the interest rate is reset through a dutch auction and more commonly referred to as an auction rate security (each, an “Auction Rate Security”).

“Claims” are defined in Section 12.2.

“Code” is the Uniform Commercial Code, as the same may, from time to time, be enacted and in effect in the State of California; provided, that, to the extent that the Code is used to define any term herein or in any Loan Document and such term is defined differently in different Articles or Divisions of the Code, the definition of such term contained in Article or Division 9 shall govern; provided further, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, or priority of, or remedies with respect to, Collateral Agent’s Lien on any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than the State of California, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies and for purposes of definitions relating to such provisions.

“Collateral” is any and all properties, rights and assets of Borrower described on Exhibit A.

“Collateral Account” is any Deposit Account, Securities Account, or Commodity Account, or any other bank account maintained by Borrower or any Subsidiary at any time.

“Collateral Agent” is, Oxford, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of the Lenders.

“Commitment Percentage” is set forth in Schedule 1.1, as amended from time to time.

“Commodity Account” is any “commodity account” as defined in the Code with such additions to such term as may hereafter be made.

“Communication” is defined in Section 10.

“Compliance Certificate” is that certain certificate in the form attached hereto as Exhibit C.

“Contingent Obligation” is, for any Person, any direct or indirect liability, contingent or not, of that Person for (a) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (b) any obligations for undrawn letters of credit for the account of that Person; and (c) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but “Contingent Obligation” does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under any guarantee or other support arrangement.

“Control Agreement” is any control agreement entered into among the depository institution at which Borrower or any of its Subsidiaries maintains a Deposit Account or the securities intermediary or commodity intermediary at which Borrower or any of its Subsidiaries maintains a Securities Account or a Commodity Account, Borrower and such Subsidiary, and Collateral Agent pursuant to which Collateral Agent obtains control (within the meaning of the Code) for the benefit of the Lenders over such Deposit Account, Securities Account, or Commodity Account.

“Copyrights” are any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret.

“Core IP” means Intellectual Property required to protect Borrower’s (i) existing somatic hypermutation technology platform as utilized on an on-going basis for antibody development, (ii) antibody product programs actively being pursued as part of the company’s internal or partnered pipeline, including but without limitation the anti-IL-33 and anti-IL-36R antibody programs, and (iii) future acquired or developed Intellectual Property that is material to Borrower’s then-current business.

“Credit Extension” is any Term Loan or any other extension of credit by Collateral Agent or Lenders for Borrower’s benefit.

“Default Rate” is defined in Section 2.3(b).

“Deposit Account” is any “deposit account” as defined in the Code with such additions to such term as may hereafter be made.

“Designated Deposit Account” is Borrower’s deposit account, account number XXXX046061, maintained with Bank.

“Disbursement Letter” is that certain form attached hereto as Exhibit B-1.

“Dollar Equivalent” is, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in a Foreign Currency, the equivalent amount therefor in Dollars as determined by Bank at such time on the basis of the then-prevailing rate of exchange in San Francisco, California, for sales of the Foreign Currency for transfer to the country issuing such Foreign Currency.

“Dollars,” “dollars” and “$” each mean lawful money of the United States.

“Effective Date” is defined in the preamble of this Agreement.

“Eligible Assignee” is (i) a Lender, (ii) an Affiliate of a Lender, (iii) an Approved Fund and (iv) any commercial bank, savings and loan association or savings bank or any other entity which is an “accredited investor” (as defined in Regulation D under the Securities Act of 1933, as amended) and which extends credit or buys loans as one of its businesses, including insurance companies, mutual funds, lease financing companies and commercial finance companies, in each case, which either (A) has a rating of BBB or higher from Standard & Poor’s Rating Group and a rating of Baa2 or higher from Moody’s Investors Service, Inc. at the date that it becomes a Lender or (B) has total assets in excess of Five Billion Dollars ($5,000,000,000.00), and in each case of clauses (i) through (iv), which, through its applicable lending office, is capable of lending to Borrower without the imposition of any withholding or similar taxes; provided that notwithstanding the foregoing, “Eligible Assignee” shall not include, unless an Event of Default has occurred and is continuing, (i) Borrower or any of Borrower’s Affiliates or Subsidiaries or (ii) a direct competitor of Borrower or a vulture hedge fund, each as determined by Collateral Agent. Notwithstanding the foregoing, (x) in connection with assignments by a Lender due to a forced divestiture at the request of any regulatory agency, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party and (y) in connection with a Lender’s own financing or securitization transactions, the restrictions set forth herein shall not apply and Eligible Assignee shall mean any Person or party providing such financing or formed to undertake such securitization transaction and any transferee of such Person or party upon the occurrence of a default, event of default or similar occurrence with respect to such financing or securitization transaction; provided that no such sale, transfer, pledge or assignment under this clause (y) shall release such Lender from any of its obligations hereunder or substitute any such Person or party for such Lender as a party hereto until Collateral Agent shall have received and accepted an effective assignment agreement from such Person or party in form satisfactory to Collateral Agent executed, delivered and fully completed by the applicable parties thereto, and shall have received such other information regarding such Eligible Assignee as Collateral Agent reasonably shall require.

“Equipment” is all “equipment” as defined in the Code with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

“ERISA” is the Employee Retirement Income Security Act of 1974, as amended, and its regulations.

“Event of Default” is defined in Section 8.

“Final Payment” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earliest to occur of (a) the Maturity Date, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d), equal to the original principal amount of such Term Loan multiplied by the Final Payment Percentage, payable to Lenders in accordance with their respective Pro Rata Shares.

“Final Payment Percentage” is five percent (5.00%).

“Foreign Currency” means lawful money of a country other than the United States.

“Foreign Subsidiary” is a Subsidiary that is not an entity organized under the laws of the United States or any State or territory thereof.

“Funding Date” is any date on which a Credit Extension is made to or on account of Borrower which shall be a Business Day.

“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“GAAP” is generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other Person as may be approved by a significant segment of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

“General Intangibles” are all “general intangibles” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation, all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, any trade secret rights, including any rights to unpatented inventions, payment intangibles, royalties, contract rights, goodwill, franchise agreements, purchase orders, customer lists, route lists, telephone numbers, domain names, claims, income and other tax refunds, security and other deposits, options to purchase or sell real or personal property, rights in all litigation presently or hereafter pending (whether in contract, tort or otherwise), insurance policies (including without limitation key man, property damage, and business interruption insurance), payments of insurance and rights to payment of any kind.

“Governmental Approval” is any consent, authorization, approval, order, license, franchise, permit, certificate, accreditation, registration, filing or notice, of, issued by, from or to, or other act by or in respect of, any Governmental Authority.

“Governmental Authority” is any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantor” is any Person providing a Guaranty in favor of Collateral Agent.

“Guaranty” is any guarantee of all or any part of the Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Indebtedness” is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations, and (d) Contingent Obligations.

“Indemnified Person” is defined in Section 12.2.

“Insolvency Proceeding” is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

“Insolvent” means not Solvent.

“Intellectual Property” means all of Borrower’s or any Subsidiary’s right, title and interest in and to the following:

(a) its Copyrights, Trademarks and Patents;

(b) any and all trade secrets and trade secret rights, including, without limitation, any rights to unpatented inventions, know-how, operating manuals;

(c) any and all source code;

(d) any and all design rights which may be available to Borrower;

(e) any and all claims for damages by way of past, present and future infringement of any of the foregoing, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the Intellectual Property rights identified above; and Patents.

(f) all amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents.

“Inventory” is all “inventory” as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products, including without limitation such inventory as is temporarily out of any Person’s custody or possession or in transit and including any returned goods and any documents of title representing any of the above.

“Investment” is any beneficial ownership interest in any Person (including stock, partnership interest or other securities), and any loan, advance, payment or capital contribution to any Person.

“Key Person” is each of Borrower’s (i) Chief Executive Officer, who is Hamza Suria as of the Effective Date and (ii) Chief Development Officer, who is Marco Londei as of the Effective Date.

“Lender” is any one of the Lenders.

“Lenders” are the Persons identified on Schedule 1.1 hereto and each assignee that becomes a party to this Agreement pursuant to Section 12.1.

“Lenders’ Expenses” are all audit fees and expenses, costs, and expenses (including reasonable attorneys’ fees and expenses, as well as appraisal fees, fees incurred on account of lien searches, inspection fees, and filing fees) for preparing, amending, negotiating, administering, defending and enforcing the Loan Documents (including, without limitation, those incurred in connection with appeals or Insolvency Proceedings) or otherwise incurred by Collateral Agent and/or the Lenders in connection with the Loan Documents.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Lien” is a claim, mortgage, deed of trust, levy, charge, pledge, security interest, or other encumbrance of any kind, whether voluntarily incurred or arising by operation of law or otherwise against any property.

“Lien Termination Date” means the date upon which all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been satisfied in full, and Collateral Agent and the Lenders are under no further obligation to make Credit Extensions hereunder, and the Collateral Agent is obligated to terminate the Liens on the Collateral granted under this Agreement pursuant to Section 4.2(b) or 4.2(c).

“Loan Documents” are, collectively, this Agreement, the Warrants, the Perfection Certificates, each Compliance Certificate, each Disbursement Letter, each Loan Payment/Advance Request Form and any Bank Services Agreement, the Post Closing Letter, any subordination agreements, any note, or notes or guaranties executed by Borrower or any other Person, and any other present or future agreement entered into by Borrower, any Guarantor or any other Person for the benefit of the Lenders and Collateral Agent in connection with this Agreement; all as amended, restated, or otherwise modified.

“Loan Payment/Advance Request Form” is that certain form attached hereto as Exhibit B-2.

“Material Adverse Change” is (a) a material impairment in the perfection or priority of Collateral Agent’s Lien in the Collateral or in the value of such Collateral; (b) a material adverse change in the business, operations or condition (financial or otherwise) or prospects of Borrower or any Subsidiary; or (c) a material impairment of the prospect of repayment of any portion of the Obligations.

“Maturity Date” is January 1, 2019.

“Non-Core IP” means Borrower’s Intellectual Property that is not Core IP.

“Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee, the Final Payment, and other amounts Borrower owes the Lenders now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or, the other Loan Documents (other than the Warrants), or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents (other than the Warrants).

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Operating Documents” are, for any Person, such Person’s formation documents, as certified by the Secretary of State (or equivalent agency) of such Person’s jurisdiction of organization on a date that is no earlier than thirty (30) days prior to the Effective Date, and, (a) if such Person is a corporation, its bylaws in current form, (b) if such Person is a limited liability company, its limited liability company agreement (or similar agreement), and (c) if such Person is a partnership, its partnership agreement (or similar agreement), each of the foregoing with all current amendments or modifications thereto.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

“Payment Date” is the first (1st) calendar day of each calendar month.

“Perfection Certificate” and “Perfection Certificates” is defined in Section 5.1.

“Permitted Indebtedness” is:

(a) Borrower’s Indebtedness to the Lenders and Collateral Agent under this Agreement and the other Loan Documents;

(b) Indebtedness existing on the Effective Date and disclosed on the Perfection Certificate(s);

(c) Subordinated Debt;

(d) unsecured Indebtedness to trade creditors incurred in the ordinary course of business;

(e) Indebtedness consisting of capitalized lease obligations and purchase money Indebtedness, in each case incurred by Borrower or any of its Subsidiaries to finance the acquisition, repair, improvement or construction of fixed or capital assets of such person, provided that (i) the aggregate outstanding principal amount of all such Indebtedness does not exceed Two Hundred Fifty Thousand Dollars ($250,000.00) at any time and (ii) the principal amount of such Indebtedness does not exceed the lower of the cost or fair market value of the property so acquired or built or of such repairs or improvements financed with such Indebtedness (each measured at the time of such acquisition, repair, improvement or construction is made);

(f) Indebtedness incurred as a result of endorsing negotiable instruments received in the ordinary course of Borrower’s business; and

(g) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose materially more burdensome terms upon Borrower, or its Subsidiary, as the case may be.

“Permitted Investments” are:

(a) Investments disclosed on the Perfection Certificate(s) and existing on the Effective Date;

(b) (i) Investments consisting of cash and Cash Equivalents, and (ii) any other Investments permitted by Borrower’s investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved in writing by Collateral Agent;

(c) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

(d) Investments consisting of deposit accounts in which Collateral Agent has a perfected security interest;

(e) Investments in connection with Transfers permitted by Section 7.1;

(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower’s Board of Directors; not to exceed Twenty Five Thousand Dollars ($25,000.00) in the aggregate for (i) and (ii) in any fiscal year;

(g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

(h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (h) shall not apply to Investments of Borrower in any Subsidiary; and

(i) non-cash Investments in joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support.

“Permitted Licenses” are (A) licenses of over-the-counter software that is commercially available to the public, and (B) non-exclusive and exclusive licenses for the use of the Intellectual Property of Borrower or any of its Subsidiaries entered into in the ordinary course of business or which constitute licenses approved by Borrower’s Board of Directors (whether in the ordinary course of business or otherwise), provided, that, with respect to each such license described in clause (B), (i) no Event of Default has occurred or is continuing at the time of such license and there is no breach of this Agreement as a consequence of entering into such license; (ii) the license constitutes an arms-length transaction, the terms of which, on their face, do not provide for a sale or assignment of any Core IP and do not restrict the ability of Borrower or any of its Subsidiaries, as applicable, to pledge, grant a security interest in or lien on, or assign or otherwise Transfer any Core IP; (iii) in the case of any exclusive license, (x) Borrower delivers written notice within thirty (30) days and a brief summary of the terms of the proposed license to Collateral Agent and the Lenders and delivers to Collateral Agent and the Lenders copies of the final executed licensing documents in connection with the exclusive license promptly upon consummation thereof, and (y) any such license with respect to Core IP could not result in a legal transfer of title of the licensed property but may be exclusive in respects other than territory and may be exclusive as to territory only as to discrete geographical areas outside of the United States; and (iv) all upfront payments, royalties, milestone payments or other proceeds arising from the licensing agreement that are payable to Borrower or any of its Subsidiaries are paid to a Deposit Account that is governed by a Control Agreement.

“Permitted Liens” are:

(a) Liens existing on the Effective Date and disclosed on the Perfection Certificates or arising under this Agreement and the other Loan Documents;

(b) Liens for taxes, fees, assessments or other government charges or levies, either (i) not due and payable or (ii) being contested in good faith and for which Borrower maintains adequate reserves on its Books, provided that no notice of any such Lien has been filed or recorded under the Internal Revenue Code of 1986, as amended, and the Treasury Regulations adopted thereunder;

(c) liens securing Indebtedness permitted under clause (e) of the definition of “Permitted Indebtedness,” provided that (i) such liens exist prior to the acquisition of, or attach substantially simultaneous with, or within twenty (20) days after the, acquisition, lease, repair, improvement or construction of, such property financed or leased by such Indebtedness and (ii) such liens do not extend to any property of Borrower other than the property (and proceeds thereof) acquired, leased or built, or the improvements or repairs, financed by such Indebtedness;

(d) Liens of carriers, warehousemen, suppliers, or other Persons that are possessory in nature arising in the ordinary course of business so long as such Liens attach only to Inventory, securing liabilities in the aggregate amount not to exceed Twenty Five Thousand Dollars ($25,000.00), and which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

(e) Liens to secure payment of workers’ compensation, employment insurance, old-age pensions, social security and other like obligations incurred in the ordinary course of business (other than Liens imposed by ERISA);

(f) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

(g) leases or subleases of real property granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property (other than Intellectual Property) granted in the ordinary course of Borrower’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Collateral Agent or any Lender a security interest therein;

(h) banker’s liens, rights of setoff and Liens in favor of financial institutions incurred in the ordinary course of business arising in connection with Borrower’s deposit accounts or securities accounts held at such institutions solely to secure payment of fees and similar costs and expenses and provided such accounts are maintained in compliance with Section 6.6(b) hereof;

(i) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 8.4 or 8.7; and

(j) Liens consisting of Permitted Licenses.

“Person” is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

“Post Closing Letter” is that certain Post Closing Letter dated as of the Effective Date by and between Collateral Agent and Borrower.

“Prepayment Fee” is, with respect to any Term Loan subject to prepayment prior to the Maturity Date, whether by mandatory or voluntary prepayment, acceleration or otherwise, an additional fee payable to the Lenders in amount equal to:

(i) for a prepayment made on or after the Funding Date of such Term Loan through and including the first anniversary of the Funding Date of such Term Loan, three percent (3.00%) of the principal amount of such Term Loan prepaid;

(ii) for a prepayment made after the date which is after the first anniversary of the Funding Date of such Term Loan through and including the second anniversary of the Funding Date of such Term Loan, two percent (2.00%) of the principal amount of the Term Loans prepaid; and

(iii) for a prepayment made after the date which is after the second anniversary of the Funding Date and prior to the Maturity Date, one percent (1.00%) of the principal amount of the Term Loans prepaid.

“Pro Rata Share” is, as of any date of determination, with respect to each Lender, a percentage (expressed as a decimal, rounded to the ninth decimal place) determined by dividing the outstanding principal amount of Term Loans held by such Lender by the aggregate outstanding principal amount of all Term Loans.

“Registered Organization” is any “registered organization” as defined in the Code with such additions to such term as may hereafter be made.

“Required Lenders” means (i) for so long as all of the Persons that are Lenders on the Effective Date (each an “Original Lender”) have not assigned or transferred any of their interests in their Term Loan, Lenders holding one hundred percent (100%) of the aggregate outstanding principal balance of the Term Loan, or (ii) at any time from and after any Original Lender has assigned or transferred any interest in its Term Loan, Lenders holding at least sixty six percent (66%) of the aggregate outstanding principal balance of the Term Loan and, in respect of this clause (ii), (A) each Original Lender that has not assigned or transferred any portion of its Term Loan, (B) each assignee or transferee of an Original Lender’s interest in the Term Loan, but only to the extent that such assignee or transferee is an Affiliate or Approved Fund of such Original Lender, and (C) any Person providing financing to any Person described in clauses (A) and (B) above; provided, however, that this clause (C) shall only apply upon the occurrence of a default, event of default or similar occurrence with respect to such financing.

“Requirement of Law” is as to any Person, the organizational or governing documents of such Person, and any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” is any of the President, Chief Executive Officer, or Chief Financial Officer of Borrower acting alone.

“Second Draw Period” is the period commencing on the date of the occurrence of the Term B Draw Event and ending on the earlier of (i) December 31, 2015 and (ii) the occurrence of an Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Term B Draw Event an Event of Default has occurred and is continuing.

“Secured Promissory Note” is defined in Section 2.4.

“Secured Promissory Note Record” is a record maintained by each Lender with respect to the outstanding Obligations owed by Borrower to Lender and credits made thereto.

“Securities Account” is any “securities account” as defined in the Code with such additions to such term as may hereafter be made.

“Solvent” is, with respect to any Person: the fair salable value of such Person’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of such Person’s liabilities; such Person is not left with unreasonably small capital after the transactions in this Agreement; and such Person is able to pay its debts (including trade debts) as they mature.

“Subordinated Debt” is indebtedness incurred by Borrower or any of its Subsidiaries subordinated to all Indebtedness of Borrower and/or its Subsidiaries to the Lenders (pursuant to a subordination, intercreditor, or other similar agreement in form and substance satisfactory to Collateral Agent and the Lenders entered into between Collateral Agent, Borrower, and/or any of its Subsidiaries, and the other creditor), on terms acceptable to Collateral Agent and the Lenders.

“Subsidiary” is, with respect to any Person, any Person of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations) is owned or controlled, directly or indirectly, by such Person or through one or more intermediaries.

“Term Loan” is defined in Section 2.2(a) hereof.

“Term A Loan” is defined in Section 2.2(a)(i) hereof.

“Term B Loan” is defined in Section 2.2(a)(ii) hereof.

“Term C Loan” is defined in Section 2.2(a)(iii) hereof.

“Term B Draw Event” means the receipt by Collateral Agent and Lenders of evidence, in form and substance satisfactory to Collateral Agent and Lenders, of Borrower completing the first multi-dose PK/toxicology study relating to at least two (2) development programs, which may be either two (2) internal development programs or one (1) internal and one (1) partnered development program.

“Term C Draw Event” means the receipt by Collateral Agent and Lenders of evidence, in form and substance satisfactory to Collateral Agent and Lenders, of Borrower receiving FDA approval on IND submission on at least two (2) development programs, which may be either two (2) internal development programs or one (1) internal and one (1) partnered development program.

“Term Loan Commitment” is, for any Lender, the obligation of such Lender to make a Term Loan, up to the principal amount shown on Schedule 1.1. “Term Loan Commitments” means the aggregate amount of such commitments of all Lenders.

“Third Draw Period” is the period commencing on the date of the occurrence of the later of (i) the making of Term B Loans in accordance with the terms of this Agreement and (ii) the Term C Draw Event and ending on the earlier of (i) December 31, 2016 and (ii) the occurrence of an Event of Default; provided, however, that the Third Draw Period shall not commence if on the date of the occurrence of the later of (i) the advance of the Term B Loans and (ii) the Term C Draw Event, an Event of Default has occurred and is continuing.

“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

“Transfer” is defined in Section 7.1.

“Warrants” are those certain Warrants to Purchase Stock dated as of the Effective Date, or any date thereafter, issued by Borrower in favor of each Lender or such Lender’s Affiliates.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

BORROWER:

ANAPTYSBIO, INC.

By:	/s/ Hamza Suria
Name:	Hamza Suria
Title:	President & CEO

COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC

OXFORD FINANCE LLC

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President – Finance, Secretary & Treasurer

LENDER:

SILICON VALLEY BANK

By:	/s/ Anthony Flores
Name:	Anthony Flores
Title:	Vice President

[Signature Page to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Commitments

Term A Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$2,500,000.00	50.00%
SILICON VALLEY BANK	$2,500,000.00	50.00%

TOTAL	$5,000,000.00	100.00%

Term B Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$2,500,000.00	50.00%
SILICON VALLEY BANK	$2,500,000.00	50.00%

TOTAL	$5,000,000.00	100.00%

Term C Loans

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$2,500,000.00	50.00%
SILICON VALLEY BANK	$2,500,000.00	50.00%

TOTAL	$5,000,000.00	100.00%

Aggregate (all Term Loans)

Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$7,500,000.00	50.00%
SILICON VALLEY BANK	$7,500,000.00	50.00%

TOTAL	$15,000,000.00	100.00%

EXHIBIT A

Description of Collateral

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as noted below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (i) any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property; provided that if a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Collateral Agent’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property; (ii) more than sixty five percent (65%) of the total combined voting power of all classes of stock entitled to vote the shares of capital stock of any Foreign Subsidiary, if Borrower demonstrates to Collateral Agent’s reasonable satisfaction that a pledge of more than sixty five percent (65%) of the Shares of such Subsidiary creates a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code; (iii) more than sixty five percent (65%) of the total combined voting power of all classes of stock entitled to vote the shares of capital stock of the Australia Subsidiary; and (iv) any (x) inbound licenses of Intellectual Property in which Borrower is the licensee; or (y) real estate leasehold interests in which Borrower is the lessee; in each case of (x) and (y), to the extent the grant of a security interest with respect to such property would be prohibited by the agreement with the non-Borrower party or would otherwise constitute a default thereunder, provided that such property will automatically be deemed to be “Collateral” hereunder if such prohibition is unenforceable or ineffective and/or upon the termination, lapsing or expiration of any such prohibition.

Pursuant to the terms of a certain negative pledge arrangement with Collateral Agent and the Lenders, Borrower has agreed not to encumber any of its Intellectual Property.

EXHIBIT B-1

Form of Disbursement Letter

[see attached]

DISBURSEMENT LETTER

            , 20

The undersigned, being the duly elected and acting                      of ANAPTYSBIO, INC., a Delaware corporation with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121 (“Borrower”), does hereby certify to OXFORD FINANCE LLC (“Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) in connection with that certain Loan and Security Agreement dated as of November     , 2014, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1. The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.

2. No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3. Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4. All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5. No Material Adverse Change has occurred.

6. The undersigned is a Responsible Officer.

[Balance of Page Intentionally Left Blank]

7. The proceeds of the Term [A][B][C] Loan shall be disbursed as follows:

Disbursement from Oxford:
Loan Amount	$
Plus:
--Deposit Received	$

Less:
--Facility Fee	($	)
[--Interim Interest	($	)]
--Lender’s Legal Fees	($	)*

Net Proceeds due from Oxford:	$

Disbursement from SVB:
Loan Amount	$
Plus:
--Deposit Received	$

Less:
--Facility Fee	($	)
[--Interim Interest	($	)]

Net Proceeds due from SVB:	$

TOTAL TERM [A][B][C] LOAN NET PROCEEDS FROM LENDERS	$

8. The Term [A][B][C] Loan shall amortize in accordance with the Amortization Table attached hereto.

9. The aggregate net proceeds of the Term Loans shall be transferred to the Designated Deposit Account as follows:

Account Name:	ANAPTYSBIO, INC.

Bank Name:	Silicon Valley Bank

Bank Address:	3003 Tasman Drive Santa Clara, California 95054

Account Number:

ABA Number:

[Balance of Page Intentionally Left Blank]

*	Legal fees and costs are through the Effective Date. Post-closing legal fees and costs, payable after the Effective Date, to be invoiced and paid post-closing.

Dated as of the date first set forth above.

BORROWER:

ANAPTYSBIO, INC.

By
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By
Name:
Title:

LENDER:

SILICON VALLEY BANK

By
Name:
Title:

[Signature Page to Disbursement Letter]

AMORTIZATION TABLE

(Term [A][B][C] Loan)

[see attached]

EXHIBIT B-2

Loan Payment/Advance Request Form

DEADLINE FOR SAME DAY PROCESSING IS NOON PACIFIC TIME*

Fax To:	Date:

  LOAN PAYMENT:

ANAPTYSBIO, INC.

From Account #	To Account #

(Deposit Account #)	(Loan Account #)

Principal $	and/or Interest $

Authorized Signature:	Phone Number:

Print Name/Title:

  LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #		To Account #
	(Loan Account #)		(Deposit Account #)

Amount of Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:

Print Name/Title:

  OUTGOING WIRE REQUEST:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Deadline for same day processing is noon, Pacific Time

Beneficiary Name:	Amount of Wire: $
Beneficiary Bank:	Account Number:

City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):

(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):

Print Name/Title:	Print Name/Title:

Telephone #:	Telephone #:

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender SILICON VALLEY BANK, as Lender

FROM:	ANAPTYSBIO, INC.

The undersigned authorized officer (“Officer”) of ANAPTYSBIO, INC. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending                      with all required covenants except as noted below;

(b) There are no Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year-end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies

1)	Financial statements	Monthly within 30 days		Yes	No	N/A

2)	Annual (CPA Audited) statements	Within 180 days after FYE		Yes	No	N/A

3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 10 days of FYE), and when revised		Yes	No	N/A

4)	A/R & A/P agings	If applicable		Yes	No	N/A

5)	8-K, 10-K and 10-Q Filings	If applicable, within 5 days of filing		Yes	No	N/A

6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A

7)	IP Report	When required		Yes	No	N/A

8)	Non-Core IP Report	Quarterly		Yes	No	N/A

9)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$	Yes	No	N/A

10)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?

1)			Yes	No	Yes	No

2)			Yes	No	Yes	No

3)			Yes	No	Yes	No

4)			Yes	No	Yes	No

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than One Hundred Thousand Dollars ($100,000.00)?	Yes	No

4)	Have there been any (A) amendments of or other changes to the Operating Documents or (B) material changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries (other than with respect to the grant, exercise, cancellation or modification of options to purchase Borrower’s Common Stock outstanding or hereafter issued by Borrower from the option pool set forth on the capitalization table of Borrower delivered to Bank in connection with the Perfection Certificate or upon exercise of warrants to purchase capital stock of the Borrower reflected upon such capitalization table)? If yes, provide copies of any such amendments or changes with this Compliance Certificate.	Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

ANAPTYSBIO, INC.

By
Name:
Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

EXHIBIT D

Form of Secured Promissory Note

[see attached]

SECURED PROMISSORY NOTE

(Term [A][B][C] Loan)

$	Dated: [DATE]

FOR VALUE RECEIVED, the undersigned, ANAPTYSBIO, INC., a Delaware corporation with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121 (“Borrower”) HEREBY PROMISES TO PAY to the order of [OXFORD FINANCE LLC][SILICON VALLEY BANK] (“Lender”) the principal amount of [            ] MILLION DOLLARS ($        ) or such lesser amount as shall equal the outstanding principal balance of the Term [A][B][C] Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term [A][B][C] Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December     , 2014 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term [A][B][C] Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term [A][B][C] Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term [A][B][C] Loan, interest on the Term [A][B][C] Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANAPTYSBIO, INC.

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

EXHIBIT E

Form of Warrant

[see attached]

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	ANAPTYSBIO, INC., a Delaware corporation

Number of Shares:	[3.75% of the funded Term Loan/Warrant Price] (Subject to Section 1.7)

Type/Series of Stock:	Series C Preferred (Subject to Section 1.7)

Warrant Price:	$0.65 per share (Subject to Section 1.7)

Issue Date:	[DATE]

Expiration Date:	[the date 10 years after the Issue Date] See also Section 5.1(b).

Credit Facility:	This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement dated as of December , 2014 among Oxford Finance LLC, as Lender and Collateral Agent, the Lenders from time to time party thereto, including Silicon Valley Bank and the Company (as modified, amended and/or restated from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, [SILICON VALLEY BANK][OXFORD FINANCE LLC] ([”Oxford” and,] together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable shares (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. [for SVB, add: Reference is made to Section 5.4 of this Warrant whereby Silicon Valley Bank shall transfer this Warrant to its parent company, SVB Financial Group.]

SECTION 1. EXERCISE.

1.1 Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2 Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and non-assessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

X = the number of Shares to be issued to the Holder;

Y = the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A = the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and

B = the Warrant Price.

1.3 Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”) and the Class is common stock, the fair market value of a Share shall be the closing price or last sale price of a share of common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is then traded in a Trading Market and the Class is a series of the Company’s convertible preferred stock, the fair market value of a Share shall be the closing price or last sale price of a share of the Company’s common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company multiplied by the number of shares of the Company’s common stock into which a Share is then convertible. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.4 Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5 Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6 Treatment of Warrant Upon Acquisition of Company.

(a) Acquisition. For the purpose of this Warrant, “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or (iii) a sale of all or substantially all of the assets of the Company or the exclusive license of substantially all of the rights to substantially all of the intellectual property of the Company material to its business.

(b) Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c) The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than seven (7) Business Days prior to the closing of the proposed Cash/Public Acquisition. In the event the Company does not provide such notice, then if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder and Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as the date thereof.

(d) Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e) As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in a Trading Market, and (iii) following the closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.

1.7 Adjustment to Class of Shares; Number of Shares; Warrant Price; Adjustments Cumulative. If, upon the closing of the Next Equity Financing, the Next Equity Financing Price shall be less than the Warrant Price in effect as of immediately prior thereto, then the “Class” shall be Next Equity Financing Securities from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant and the “Warrant Price” shall be the Next Equity Financing Price from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant; provided, that upon such date, if any, as the “Class” becomes Next Equity Financing Securities pursuant to this sentence, this Warrant shall be exercisable for such number of shares of such Class as shall equal (i) the product of (a) the number of shares for which this Warrant was originally exercisable and (b) the warrant price for which this Warrant was originally exercisable, divided by (ii) the Next Equity Financing Price, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant. As used herein (i) “Next Equity Financing” means the first sale or issuance by the Company on or after the Issue Date of this Warrant set forth above, in a single transaction or series of related transactions, of shares of its convertible preferred stock or other senior equity securities to one or more investors for cash for financing purposes; (ii) “Next Equity Financing Securities” means the type, class and series of convertible preferred stock or other senior equity security sold or issued by the Company in the Next Equity Financing; and (iii) “Next Equity Financing Price” means the lowest price per share for which Next Equity Financing Securities are sold or issued by the Company in the Next Equity Financing.

SECTION 2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.3 Conversion of Preferred Stock. If the Class is a class and series of the Company’s convertible preferred stock, in the event that all outstanding shares of the Class are converted, automatically or by action of the holders thereof, into common stock pursuant to the provisions of the Company’s Certificate of Incorporation, including, without limitation, in connection with the Company’s initial, underwritten public offering and sale of its common stock pursuant to an effective registration statement under the Act (the “IPO”), then from and after the date on which all outstanding shares of the Class have been so converted, this Warrant shall be exercisable for such number of shares of common stock into which the Shares would have been converted had the Shares been outstanding on the date of such conversion, and the Warrant Price shall equal the Warrant Price in effect as of immediately prior to such conversion divided by the number of shares of common stock into which one Share would have been converted, all subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.

2.4 Adjustments for Diluting Issuances. Without duplication of any adjustment otherwise provided for in this Section 2, the number of shares of common stock issuable upon conversion of the Shares shall be subject to anti-dilution adjustment from time to time in the manner set forth in the Company’s Articles or Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment.

2.5 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.6 Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which shares of the Class were last sold and issued prior to the Issue Date hereof in an arms-length transaction in which at least Five Hundred Thousand Dollars ($500,000.00) of such shares were sold.

(b) All Shares which may be issued upon the exercise of this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion of the Shares into common stock or such other securities.

(c) The Company’s capitalization table attached hereto as Schedule 1 is true and complete, in all material respects, as of the Issue Date.

3.2 Notice of Certain Events. If the Company proposes at any time to:

(a) declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(b) offer for subscription or sale pro rata to the holders of the outstanding shares of the Class any additional shares of any class or series of the Company’s stock (other than pursuant to contractual pre-emptive rights);

(c) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class;

(d) effect an Acquisition or to liquidate, dissolve or wind up; or

(e) effect an IPO;

then, in connection with each such event, the Company shall give Holder:

(1) at least seven (7) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above;

(2) in the case of the matters referred to in (c) and (d) above at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event); and

(3) with respect to the IPO, at least seven (7) Business Days prior written notice of the date on which the Company proposes to file its registration statement in connection therewith.

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6 Market Stand-off Agreement. The Holder agrees that the Shares shall be subject to the Market Standoff provisions in Section 2.11 of that certain Third Amended and Restated Investor Rights Agreement by and among the Company and the investors party thereto, dated July 15, 2013 (as such agreement may be amended and restated) or similar agreement.

4.7 No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant and, except as expressly set forth in this Warrant, will not be considered a stockholder for any purpose until the exercise of this Warrant.

SECTION 5. MISCELLANEOUS.

5.1 Term; Automatic Cashless Exercise Upon Expiration.

(a) Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, [for SVB: Pacific][for Oxford: Eastern] time, on the Expiration Date and shall be void thereafter.

(b) Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

5.2 Legends. Each certificate evidencing Shares (and each certificate evidencing the securities issued upon conversion of any Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND,

EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO [SILICON VALLEY BANK][OXFORD FINANCE LLC] DATED [DATE], MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issued upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to [for SVB: SVB Financial Group (Silicon Valley Bank’s parent company) or any other][for Oxford: an] affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4 [for SVB: Transfer Procedure. After receipt by Silicon Valley Bank of the executed Warrant, Silicon Valley Bank will transfer all of this Warrant to its parent company, SVB Financial Group. By its acceptance of this Warrant, SVB Financial Group hereby makes to the Company each of the representations and warranties set forth in Section 4 hereof and agrees to be bound by all of the terms and conditions of this Warrant as if the original Holder hereof. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, SVB Financial Group and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, SVB Financial Group or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee other than SVB Financial Group shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant (including the representations, warranties and covenants set forth in Section 4 hereof). Notwithstanding any contrary provision herein, at all times prior to the IPO, Holder may not, without the Company’s prior written consent, transfer this Warrant or any portion hereof, or any Shares issued upon any exercise hereof, or any shares or other securities issued upon any conversion of any Shares issued upon any exercise hereof, to any person or entity who directly competes with the Company, except in connection with an Acquisition of the Company by such a direct competitor.]

5.5 [for Oxford: Transfer Procedure. After receipt by Oxford of the executed Warrant, Oxford may transfer all or part of this Warrant to one or more of Oxford’s affiliates (each, an “Oxford Affiliate”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Article 5.3 and upon providing the Company with written notice, Oxford, any such Oxford Affiliate and any subsequent Holder, may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any other transferee, provided, however, in connection with any such transfer, the Oxford Affiliate(s) or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Notwithstanding any contrary provision herein, at all times prior to the IPO, Holder may not, without the Company’s prior written consent, transfer this Warrant or any portion hereof, or any Shares issued upon any exercise hereof, or any shares or other securities issued upon any conversion of any Shares issued upon any exercise hereof, to any person or entity who directly competes with the Company, except in connection with an Acquisition of the Company by such a direct competitor.]

5.6 Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

[SVB Financial Group

Attn: Treasury Department

3003 Tasman Drive, HA 200

Santa Clara, CA 95054

Telephone: 408-654-7400

Facsimile: 408-496-2405

Email: warradmi@svb.com]

[Oxford Finance LLC

133 N. Fairfax Street

Alexandria, VA 22314

Attn: Legal Department

Telephone: (703) 519-4900

Facsimile: (703) 519-5225

Email: LegalDepartment@oxfordfinance.com]

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

AnaptysBio, Inc.

10421 Pacific Center Court

Suite 200

San Diego, CA 92121

Attn: Hamza Suria

Telephone: (858) 362-6383

Facsimile: (858) 366-9055

Email: hsuria@anaptysbio.com

With a copy (which shall not constitute notice) to:

Fenwick & West LLP

555 California Street

San Francisco, CA 94104

Attn: Matthew Rossiter

Telephone: (415) 875-2372

Email: mrossiter@fenwick.com

5.7 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.8 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.9 Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

5.11 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.12 Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which [Silicon Valley Bank is][banks in California are] closed.

[Remainder of page left blank intentionally]

[Signature page follows:]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

ANAPTYSBIO, INC.

By:

Name:
(Print)

Title:

“HOLDER”

[SILICON VALLEY BANK] [OXFORD FINANCE LLC]

By:

Name:
(Print)

Title:

[Signature Page to Warrant to Purchase Stock]

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned Holder hereby exercises its right purchase                  shares of the Common/Series          Preferred [circle one] Stock of ANAPTYSBIO, INC. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account

[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant

[ ]	Other [Describe]

2. Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

Date:

Appendix 1

[insert Appendix 2 for Oxford Warrants:

APPENDIX 2

ASSIGNMENT

For value received, Oxford Finance LLC hereby sells, assigns and transfers unto

Name:	[OXFORD TRANSFEREE]

Address:

Tax ID:

that certain Warrant to Purchase Stock issued by ANAPTYSBIO, INC. (the “Company”), on [DATE] (the “Warrant”) together with all rights, title and interest therein.

OXFORD FINANCE LLC

By:

Name:

Title:

Date:

By its execution below, and for the benefit of the Company, [OXFORD TRANSFEREE] makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

OXFORD FINANCE LLC

By:

Name:

Title:

Appendix 2

SCHEDULE 1

Company Capitalization Table

See attached

Schedule 1

DEBTOR:	ANAPTYSBIO, INC.
SECURED PARTY:	OXFORD FINANCE LLC,
as Collateral Agent

EXHIBIT A TO UCC FINANCING STATEMENT

Description of Collateral

The Collateral consists of all of Debtor’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as noted below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (i) any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property; provided that if a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Collateral Agent’s security interest in such Accounts and such other property of Debtor that are proceeds of the Intellectual Property; (ii) more than sixty five percent (65%) of the total combined voting power of all classes of stock entitled to vote the shares of capital stock of any Foreign Subsidiary, if Borrower demonstrates to Collateral Agent’s reasonable satisfaction that a pledge of more than sixty five percent (65%) of the Shares of such Subsidiary creates a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code; (iii) more than sixty five percent (65%) of the total combined voting power of all classes of stock entitled to vote the shares of capital stock of the Australia Subsidiary; and (iv) any (x) inbound licenses of Intellectual Property in which Borrower is the licensee; or (y) real estate leasehold interests in which Borrower is the lessee; in each case of (x) and (y), to the extent the grant of a security interest with respect to such property would be prohibited by the agreement with the non-Borrower party or would otherwise constitute a default thereunder, provided that such property will automatically be deemed to be “Collateral” hereunder if such prohibition is unenforceable or ineffective and/or upon the termination, lapsing or expiration of any such prohibition.

Pursuant to the terms of a certain negative pledge arrangement with Collateral Agent and the Lenders, Debtor has agreed not to encumber any of its Intellectual Property.

Capitalized terms used but not defined herein have the meanings ascribed in the Uniform Commercial Code in effect in the State of California as in effect from time to time (the “Code”) or, if not defined in the Code, then in the Loan and Security Agreement by and between Debtor, Secured Party and the other Lenders party thereto (as modified, amended and/or restated from time to time).

FIRST AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of January 25, 2016, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and ANAPTYSBIO, INC., a Delaware corporation with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121 (“Borrower”).

RECITALS

A. Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of December 24, 2014 (as amended from time to time, the “Loan Agreement”).

B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Collateral Agent and Lenders make certain revisions to the Loan Agreement as more fully set forth herein.

D. Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.2 (Term Loans). Sections 2.2(a)(ii)-(iii) of the Loan Agreement are amended and restated as follows:

“(ii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in a single advance in an aggregate amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”, provided that the Term C Loans and the Term B Loans must be funded simultaneously. After repayment, no Term B Loan may be re-borrowed.

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(iii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Third Draw Period, to make term loans to Borrower in a single advance in an aggregate amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan or Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans and the Term C Loans are hereinafter referred to collectively as the “Term Loans”, provided that the Term B Loans and the Term C Loans must be funded simultaneously. After repayment, no Term C Loan may be re-borrowed.”

2.2 Section 2.2 (Term Loans). Sections 2.2(b)-(d) of the Loan Agreement are amended and restated as follows:

“(b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal and interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty four (24) months. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).

(c) Mandatory Prepayments. If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Final Payment, (iii) the Prepayment Fee, (iv) the First Amendment Fee, plus (v) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if the Final Payment had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, the Final Payment in respect of the Term Loan(s).

(d) Permitted Prepayment of Term Loans. Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least thirty (30) days prior to such prepayment, and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, (D) the First

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Amendment Fee, plus (E) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.”

2.3 Section 2.5 (Fees). A new subsection (e) is added to Section 2.5 of the Loan Agreement as follows:

“(e) First Amendment Fee. The First Amendment Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares.”

2.4 Section 3.2 (Conditions Precedent to all Credit Extensions). A new subsection (f) is added to Section 3.2 of the Loan Agreement as follows:

“(f) the Term B Loans and the Term C Loans must be funded simultaneously.”

2.5 Section 6.6 (Operating Accounts). Section 6.6(a) of the Loan Agreement is amended and restated as follows:

“(a) Maintain its primary and its Subsidiaries’ primary Collateral Accounts with Bank or its Affiliates in accounts which are subject to a Control Agreement in favor of Collateral Agent and the amounts on deposit in such accounts with the Bank or its Affiliates shall represent the greater of Fifteen Million Dollars ($15,000,000.00) or twenty-five percent (25%) of the dollar value of amounts on deposit in all of Borrower’s and such Subsidiaries accounts at all financial institutions; provided that the amounts on deposit in such accounts with Bank or its Affiliates may represent less than or equal to Fifteen Million Dollars ($15,000,000.00) so long as Borrower and its Subsidiaries do not maintain any Collateral Accounts in the United States other than accounts with Bank or its Affiliates which are subject to a Control Agreement in favor of Collateral Agent.”

2.6 Section 13.1 (Definitions). The following defined terms and their respective definitions are amended and restated in Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is February 1, 2017.

“First Amendment Fee” is a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) due on the earliest to occur of (a) the Maturity Date, or (b) the acceleration of any Term Loan, or (c) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d), equal to Two Thousand Five Hundred Dollars ($2,500), payable to Lenders in accordance with their respective Pro Rata Shares.

“Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee, the Final Payment, the First Amendment Fee, and other amounts Borrower owes the Lenders now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or, the other Loan Documents (other than the Warrants), or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of

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Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents (other than the Warrants).

“Second Draw Period” is the period commencing on the later of (i) the date of the occurrence of the Term B Draw Event and (ii) July 1, 2016 and ending on the earlier of (X) December 31, 2016 and (Y) the occurrence of an Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Term B Draw Event an Event of Default has occurred and is continuing.

“Term B Draw Event” means the receipt by Collateral Agent and Lenders of evidence, in form and substance satisfactory to Collateral Agent and Lenders, of Borrower and/or a partner of Borrower, receiving regulatory approval pertaining to an IND submission or foreign equivalent with respect to at least two (2) development programs, provided that at least one (1) of which must be an internal development program and only one (1) of which may be a foreign equivalent. An internal development program shall be a program where commercial rights to potential future products are wholly-owned by the Borrower and its Affiliates. Regulatory approval pertaining to an IND or foreign equivalent shall mean (1) the acceptance by the FDA, or a foreign competent authority with equivalent oversight in the foreign country or region, of an IND, or equivalent application, to initiate one or more clinical studies and/or (2) dosing of one or more human individuals within that certain jurisdiction.

“Term C Draw Event” means the receipt by Collateral Agent and Lenders of evidence, in form and substance satisfactory to Collateral Agent and Lenders, of Borrower and/or a partner of Borrower, receiving regulatory approval pertaining to an IND submission or foreign equivalent with respect to at least two (2) development programs, provided that at least one (1) of which must be an internal development program and only one (1) of which may be a foreign equivalent. An internal development program shall be a program where commercial rights to potential future products are wholly-owned by the Borrower and its Affiliates. Regulatory approval pertaining to an IND or foreign equivalent shall mean (1) the acceptance by the FDA, or a foreign competent authority with equivalent oversight in the foreign country or region, of an IND, or equivalent application, to initiate one or more clinical studies and/or (2) dosing of one or more human individuals within that certain jurisdiction.

3. Limitation of Amendment.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of (i) this Amendment by each party hereto and (ii) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

5.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

ANAPTYSBIO, INC.

By	/s/ Hamza Suria
Name:	Hamza Suria
Title:	President & CEO

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President of Finance

LENDER:

SILICON VALLEY BANK

By	/s/ Igor DaCruz
Name:	Igor DaCruz
Title:	Vice President

[Signature Page to First Amendment to Loan and Security Agreement]

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of December 30, 2016, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and ANAPTYSBIO, INC., a Delaware corporation with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121 (“Existing Borrower”), and ANAPTYSBIO PTY LTD, an entity formed under the laws of Australia (“Anaptys Australia” or “New Borrower” and together with Existing Borrower, individually and collectively, jointly and severally, “Borrower”) .

RECITALS

A. Collateral Agent, Lenders and Existing Borrower have entered into that certain Loan and Security Agreement dated as of December 24, 2014 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 25, 2016, collectively, the “Loan Agreement”).

B. Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Collateral Agent and Lenders (i) add New Borrower as a “Borrower” under the Loan Agreement, (ii) extend the Amortization Date and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Joinder.

2.1 New Borrower. New Borrower hereby is added as a “Borrower” under the Loan Agreement. All references in the Agreement to “Borrower” shall hereafter mean and include the Existing Borrower and New Borrower individually and collectively, jointly and severally; and New Borrower shall hereafter have all rights, duties and obligations of “Borrower” thereunder.

2.2 Joinder to Loan Agreement. New Borrower hereby joins the Loan Agreement and each of the Loan Documents (other than the Warrants), and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and Loan Documents (other than the Warrants), as if it were originally named a “Borrower” therein. Without limiting the generality of the preceding sentence, New Borrower agrees that it will be jointly and severally liable, together with Existing Borrower, for the payment and performance of all obligations and liabilities of Borrower under the Loan Agreement, including, without limitation, the Obligations. Either Borrower may, acting singly, request Credit Extensions pursuant to the Loan Agreement. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions pursuant to the Loan Agreement. Each Borrower hereunder shall be obligated to repay all Credit Extensions made pursuant to the Loan Agreement, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions.

2.3 Subrogation and Similar Rights. Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law and (b) any right to require Collateral Agent or any Lender to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Collateral Agent and any Lender may each exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Amendment, the Loan Agreement, the Loan Documents or any related documents, until the Obligations have been paid in full and at such time as each Lender’s obligation to make Credit Extensions has terminated, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Collateral Agent and/or Lenders under this Amendment and the Loan Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Amendment, the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Amendment, the Loan Agreement or otherwise. Borrower agrees that until the Obligations (other than inchoate indemnity obligations) have been paid in full in cash and at such time as each Lender’s obligation to make Credit Extensions has terminated, Borrower will not enforce any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this section. If any payment is made to a Borrower in contravention of this section, such Borrower shall hold such payment in trust for Collateral Agent, for the ratable benefit of Lenders, and such payment shall be promptly delivered to Collateral Agent, for the ratable benefit of Lenders, for application to the Obligations, whether matured or unmatured.

2.4 Grant of Security Interest. To secure the prompt payment and performance of all of the Obligations, New Borrower hereby grants to Collateral Agent, for the ratable benefit of Lenders, a continuing lien upon and security interest in all of New Borrower’s now existing or hereafter arising rights and interest in the Collateral, whether now owned or existing or hereafter created, acquired, or arising, and wherever located. New Borrower further covenants and agrees that by its execution hereof it shall provide all such information, complete all such forms, and take all such actions, and enter into all such agreements, in form and substance reasonably satisfactory to Collateral Agent and each Lender that are reasonably deemed necessary by Collateral Agent or any Lender in order to grant a valid, perfected first priority security interest to Collateral Agent, for the ratable benefit of Lenders, in the Collateral. New Borrower hereby authorizes Collateral Agent to file financing statements, without notice to Borrower, with all appropriate jurisdictions in order to perfect or protect Collateral Agent’s and/or any Lender’s interest or rights hereunder, including a notice that any disposition of the Collateral, by either Borrower or any other Person, shall be deemed to violate the rights of Collateral Agent and each Lender under the Code.

2.5 Representations and Warranties. New Borrower hereby represents and warrants to Collateral Agent and each Lender that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct on the date hereof with respect to Existing Borrower and New Borrower, with the same force and effect as if New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower.

3. Amendments to Loan Agreement.

3.1 Section 2.2 (Term Loans). Section 2.2(a)(ii) and Section 2.2(a)(iii) of the Loan Agreement hereby are amended and restated as follows:

“(ii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on the Second Amendment Effective Date, to make term loans to Borrower in a single advance in an aggregate amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B

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Loans”, provided that the Term C Loans and the Term B Loans must be funded simultaneously. After repayment, no Term B Loan may be re-borrowed.

(iii) Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, on the Second Amendment Effective Date, to make term loans to Borrower in a single advance in an aggregate amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan or Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans and the Term C Loans are hereinafter referred to collectively as the “Term Loans”, provided that the Term B Loans and the Term C Loans must be funded simultaneously. After repayment, no Term C Loan may be re-borrowed.”

3.2 Section 2.2 (Term Loans). Section 2.2(b) of the Loan Agreement hereby is amended and restated as follows:

“(b) Repayment. Borrower shall make monthly payments of interest only commencing on the first (1st) Payment Date following the Second Amendment Effective Date, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date. Borrower agrees to pay, on the Second Amendment Effective Date, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof. Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to twenty four (24) months. All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date. Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2 (d).”

3.3 Section 2.3 (Payment of Interest on Credit Extensions). Section 2.3(a) Section 2.3(b) and Section 2.3(c) of the Loan Agreement hereby are amended and restated as follows:

“(a) Interest Rate. Subject to Section 2.3(b), the principal amount outstanding under the Term Loans shall accrue interest at a floating per annum rate equal to the Basic Rate, determined by Collateral Agent on the Funding Date of the applicable Term Loan, which interest shall be payable monthly in arrears in accordance with Sections 2.2(b) and 2.3(e). Interest shall accrue on each Term Loan commencing on, and including, the Funding Date of such Term Loan, and shall accrue on the principal amount outstanding under such Term Loan through and including the day on which such Term Loan is paid in full.

(b) Default Rate. Immediately upon the occurrence and during the continuance of an Event of Default, Obligations shall accrue interest at a floating per annum rate equal to the rate that is otherwise applicable thereto plus five percentage points (5.00%) (the “Default Rate”). Payment or acceptance of the increased interest rate provided in this Section 2.3(b) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Collateral Agent.

(c) 360-Day Year. Interest shall be computed on the basis of a three hundred sixty (360) day year, and the actual number of days elapsed.”

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3.4 Section 2.5 (Fees). New subsection 2.5(e) hereby is added to the Loan Agreement as follows:

“(e) Second Amendment Fee. An amendment fee, due on the Second Amendment Effective Date, in the amount of One Hundred Thousand Dollars ($100,000.00) (the “Second Amendment Fee”), to be shared between the Lenders in accordance with their respective Pro Rata Shares.”

3.5 Section 4.3 (Pledge of Collateral). New Section 4.3 hereby is added to the Loan Agreement as follows:

“4.3 Pledge of Collateral. Borrower hereby pledges, assigns and grants to Collateral Agent, for the ratable benefit of the Lenders, a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations. On the Second Amendment Effective Date, or, to the extent not certificated as of the Second Amendment Effective Date, within ten (10) days of the certification of any Shares, the certificate or certificates for the Shares will be delivered to Collateral Agent, accompanied by an instrument of assignment duly executed in blank by Borrower. To the extent required by the terms and conditions governing the Shares, Borrower shall cause the books of each entity whose Shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default hereunder, Collateral Agent may effect the transfer of any securities included in the Collateral (including but not limited to the Shares) into the name of Collateral Agent and cause new (as applicable) certificates representing such securities to be issued in the name of Collateral Agent or its transferee. Borrower will execute and deliver such documents, and take or cause to be taken such actions, as Collateral Agent may reasonably request to perfect or continue the perfection of Collateral Agent’s security interest in the Shares. Unless an Event of Default shall have occurred and be continuing, Borrower shall be entitled to exercise any voting rights with respect to the Shares and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement or which would constitute or create any violation of any of such terms. All such rights to vote and give consents, waivers and ratifications shall terminate upon the occurrence and continuance of an Event of Default.”

3.6 Section 5.12 (Shares). New Section 5.12 hereby is added to the Loan Agreement as follows:

“5.12 Shares. Borrower has full power and authority to create a first lien on the Shares and no disability or contractual obligation exists that would prohibit Borrower from pledging the Shares pursuant to this Agreement. To Borrower’s knowledge, there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. To Borrower’s knowledge, the Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings.”

3.7 Section 6.12 (Creation/Acquisition of Subsidiaries). Section 6.12 of the Loan Agreement hereby is amended and restated as follows:

“6.12 Creation/Acquisition of Subsidiaries. In the event Borrower, or any of its Subsidiaries creates or acquires any Subsidiary, Borrower shall provide prior written notice to Collateral Agent and each Lender of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Collateral Agent or any Lender to cause each

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such Subsidiary to become a co-Borrower hereunder or to guarantee the Obligations of Borrower under the Loan Documents and, in each case, grant a continuing pledge and security interest in and to the assets of such Subsidiary (substantially as described on Exhibit A hereto); and Borrower (or its Subsidiary, as applicable) shall grant and pledge to Collateral Agent, for the ratable benefit of the Lenders, to secure payment and performance of the Obligations a perfected security interest in the stock, units or other evidence of ownership of each such newly created Subsidiary, provided, however, that in the case of a Foreign Subsidiary (excluding Anaptys Australia) Borrower (or any domestic Subsidiary which is the owner of such Foreign Subsidiary) shall not be required to pledge or grant a security interest in more than sixty five percent (65%) of the outstanding equity securities of such Foreign Subsidiary (excluding Anaptys Australia) and no assets of such Foreign Subsidiary (excluding Anaptys Australia) shall be required to be pledged or subject to a security interest hereunder if Borrower demonstrates to the reasonable satisfaction of Collateral Agent that such Foreign Subsidiary providing such guarantee or pledge and security interest or Borrower providing a perfected security interest in more than sixty five percent (65%) of the outstanding equity securities would create a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code.”

3.8 Section 8.5 (Insolvency). Section 8.5 of the Loan Agreement hereby is amended and restated as follows:

“8.5 Insolvency. (a) Borrower or any of its Subsidiaries is or becomes Insolvent; (b) Borrower or any of its Subsidiaries begins an Insolvency Proceeding; (c) an Insolvency Proceeding is begun against Borrower or any of its Subsidiaries and not dismissed or stayed within forty-five (45) days (but no Credit Extensions shall be made while Borrower or any Subsidiary is Insolvent and/or until any Insolvency Proceeding is dismissed) or (d) the appointment of a liquidator (other than in respect of a solvent liquidation), receiver, receiver and manager, administrator, administrative receiver, compulsory manager or other similar person in respect of Anaptys Australia or any of the property of Anaptys Australia;”

3.9 Section 12.13 (Borrower Liability). New Section 12.13 hereby is added to the Loan Agreement as follows:

“12.13 Borrower Liability. Each Borrower may, acting singly, request Credit Extensions hereunder. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions hereunder. Each Borrower hereunder shall be jointly and severally obligated to repay all Credit Extensions made hereunder, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions. Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, including, without limitation, the benefit of California Civil Code Section 2815 permitting revocation as to future transactions and the benefit of California Civil Code Sections, 2809, 2810, 2819, 2839, 2845, 2899 and 3433, and until the payment in full in cash of the Obligations (other than inchoate indemnity obligations) and each Lender’s obligation to make Credit Extensions has terminated, California Civil Code Sections 1432, 2847, 2848 and 2849 and (b) any right to require Collateral Agent or any Lender to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Collateral Agent and or any Lender may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Agreement or other related document, each Borrower irrevocably waives and agrees not to exercise until the payment of the Obligations (other than inchoate indemnity obligations) in full and each Lender’s obligation to make Credit Extensions has terminated, all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Collateral Agent and the Lenders under this Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection

5

with this Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Agreement or otherwise. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Collateral Agent and the Lenders and such payment shall be promptly delivered to Collateral Agent for application to the Obligations, whether matured or unmatured.”

3.10 Section 13 (Definitions). The following terms and their definitions hereby are added or amended and restated in their entirety to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” February 1, 2018.

“Anaptys Australia” means ANAPTYSBIO PTY LTD, a Subsidiary of Borrower organized under the laws of Australia.

“Basic Rate” is, with respect to each Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the sum of (a) the three (3) month U.S. LIBOR rate reported in The Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue, plus (b) six and thirty-seven hundredths percent (6.37%). Notwithstanding the foregoing, the Basic Rate for each Term Loan for the period from the Second Amendment Effective Date through and including December 31, 2016, shall be seven and three tenths percent (7.30%).

“General Security Deed” means that certain General Security Deed dated December 30, 2016, by and between Oxford, as Collateral Agent, for the ratable benefit of the Lenders, and Anaptys Australia.

“Loan Documents” are, collectively, this Agreement, the Warrants, the General Security Deed, the Perfection Certificates, each Compliance Certificate, each Disbursement Letter, each Loan Payment/Advance Request Form and any Bank Services Agreement, the Post Closing Letter, any subordination agreements, any note, or notes or guaranties executed by Borrower or any other Person, and any other present or future agreement entered into by Borrower, any Guarantor or any other Person for the benefit of the Lenders and Collateral Agent in connection with this Agreement; all as amended, restated, or otherwise modified.

“Maturity Date” is January 1, 2020.

“Second Amendment Effective Date” means December 30, 2016.

“Shares” is one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower or Borrower’s Subsidiary, in any Subsidiary; provided that, in the event Borrower, demonstrates to Collateral Agent’s reasonable satisfaction, that a pledge of more than sixty five percent (65%) of the Shares of such Subsidiary, which is a Foreign Subsidiary (excluding Anaptys Australia) creates a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code, “Shares” shall mean sixty-five percent (65%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower or its Subsidiary in such Foreign Subsidiary (excluding Anaptys Australia).

“Solvent” is, with respect to any Person: the fair salable value of such Person’s consolidated assets (including goodwill minus disposition costs) exceeds the fair value of such Person’s liabilities; such Person is not left with unreasonably small capital after the transactions in this Agreement; and such Person is able to pay its debts (including trade debts) as they mature and, with respect to Anaptys Australia, means solvent for the purposes of section 95A(1) of the Corporations Act 2001 (Commonwealth).

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3.11 Section 13 (Definitions). The following term and its definition hereby is deleted from Section 13.1 of the Loan Agreement:

“Australian Subsidiary”, “Second Draw Period”, “Term B Draw Event”, “Term C Draw Event”, “Third Draw Period”

3.12 Exhibit A to the Loan Agreement hereby is replaced with Exhibit A attached hereto.

4. Limitation of Joinder and Amendment.

4.1 The joinder and amendments set forth in Sections 2 and 3 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default, other than the Existing Event of Default, has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

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6. Release by Borrower.

7.1 FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and Lenders and their present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment (collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall include any and all liabilities or claims arising out of or in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

7.2 By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Collateral Agent or any Lender with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

7.3 This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and Lenders to enter into this Amendment, and that Collateral Agent and Lenders would not have done so but for Collateral Agent and Lenders’ expectation that such release is valid and enforceable in all events.

7.4 Borrower hereby represents and warrants to Collateral Agent and Lenders, and Collateral Agent and Lenders are relying thereon, as follows:

(a) Except as expressly stated in this Agreement, neither Collateral Agent, Lenders nor any agent, employee or representative of Collateral Agent or any Lender has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

(b) Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.

(c) The terms of this Amendment are contractual and not a mere recital.

(d) This Amendment has been carefully read by Borrower, the contents hereof are known and understood by Borrower, and this Amendment is signed freely, and without duress, by Borrower.

(e) Borrower represents and warrants that it is the sole and lawful owner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person, firm or entity any claims or other matters herein released. Borrower shall indemnify Collateral Agent and Lenders, defend and hold them harmless from and against all claims based upon or arising in connection with prior assignments or purported assignments or transfers of any claims or matters released herein.

7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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8. Conditions Subsequent. As a condition subsequent to this Amendment, Borrower shall deliver to Collateral Agent and Lenders: (i) as soon as possible, but in no event later than seven (7) Business Days after the Second Amendment Effective Date, stock certificates evidencing Existing Borrower’s ownership of Anaptys Australia, together with Assignments Separate from Certificate (aka Stock Powers) duly executed in duplicate, in blank and (ii) as soon as possible, but in no event later than thirty (30) days after the Second Amendment Effective Date, a duly executed a bailee waiver executed in favor of Collateral Agent for 10 Lomar Park Dr., Pepperell, MA 01463, in form and substance reasonably acceptable to Collateral Agent.

9. Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of the following:

(i) this Amendment by each party hereto;

(ii) a Corporate Borrowing Certificate from each Borrower;

(iii) a duly filed UCC Financing Statement, identifying Anaptys Australia as the Debtor;

(iv) a duly filed UCC Financing Statement Amendment, modifying the collateral description for the Existing Borrower;

(v) a fully executed General Security Deed for Anaptys Australia;

(vi) a fully executed Account Bank Side Deed for Anaptys Australia’s account(s) with Westpac;

(vii) a duly recorded PPS registration for Anaptys Australia;

(viii) the Disbursement Letter, substantially in the form of Exhibit B-1 attached hereto;

(ix) the Loan Payment/Advance Request Form in the form of Exhibit B-2 attached hereto;

(x) the Warrants, duly executed by ANAPTYSBIO, INC., substantially in the form of Exhibit C attached hereto;

(xi) a Secured Promissory Note for the Term B Loan, duly executed by each Borrower in favor of Oxford in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00), substantially in the form of Exhibit D attached hereto;

(xii) a Secured Promissory Note for the Term C Loan, duly executed by each Borrower in favor of Oxford in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00), substantially in the form of Exhibit D attached hereto;

(xiii) a Secured Promissory Note for the Term B Loan, duly executed by each Borrower in favor of SVB in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00), substantially in the form of Exhibit D attached hereto;

(xiv) a Secured Promissory Note for the Term C Loan, duly executed by each Borrower in favor of SVB in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00), substantially in the form of Exhibit D attached hereto;

(xv) Amended and Restated Secured Promissory Notes, duly executed by each Borrower, substantially in the form of Exhibit E attached hereto;

(xvi) a completed Perfection Certificate for Anaptys Australia;

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(xvii) evidence satisfactory to Collateral Agent and the Lenders that the insurance policies required by Section 6.5 of the Loan Agreement are in full force and effect with respect to each Borrower, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements in favor of Collateral Agent, for the ratable benefit of the Lenders;

(xviii) Borrower’s payment of the facility fee in an aggregate amount of One Hundred Thousand Dollars ($100,000.00), as due in accordance with Section 2.5(a) of the Loan Agreement;

(xix) Borrower’s payment of the Second Amendment fee in an aggregate amount of One Hundred Thousand Dollars ($100,000.00), as due in accordance with Section 2.5(e) of the Loan Agreement; and

(xx) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWERS: ANAPTYSBIO, INC.

By:	/s/ Hamza Suria
Name:	Hamza Suria
Title:	President & CEO

ANAPTYSBIO PTY LTD acting by the following persons or, if the seal is affixed, witnessed by the following persons:

By:	/s/ Hamza Suria	By:	/s/ Marco Londei
Name:	Hamza Suria	Name:	Marco Londei
Title:	Director	Title:	Director

COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC

By:	/s/ Mark Davis
Name:	Mark Davis
Title:	Vice President – Finance

LENDER: SILICON VALLEY BANK

By:	/s/ Igor DaCruz
Name:	Igor DaCruz
Title:	Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

EXHIBIT A

Description of Collateral

The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:

All goods, Accounts (including health-care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (except as noted below), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and

All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

Notwithstanding the foregoing, the Collateral does not include (i) any Intellectual Property; provided, however, the Collateral shall include all Accounts and all proceeds of Intellectual Property; provided that if a judicial authority (including a U.S. Bankruptcy Court) would hold that a security interest in the underlying Intellectual Property is necessary to have a security interest in such Accounts and such property that are proceeds of Intellectual Property, then the Collateral shall automatically, and effective as of the Effective Date, include the Intellectual Property to the extent necessary to permit perfection of Collateral Agent’s security interest in such Accounts and such other property of Borrower that are proceeds of the Intellectual Property; (ii) more than sixty five percent (65%) of the total combined voting power of all classes of stock entitled to vote the shares of capital stock of any Foreign Subsidiary (excluding Anaptys Australia), if Borrower demonstrates to Collateral Agent’s reasonable satisfaction that a pledge of more than sixty five percent (65%) of the Shares of such Subsidiary creates a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code; and (iii) any (x) inbound licenses of Intellectual Property in which Borrower is the licensee; or (y) real estate leasehold interests in which Borrower is the lessee; in each case of (x) and (y), to the extent the grant of a security interest with respect to such property would be prohibited by the agreement with the non-Borrower party or would otherwise constitute a default thereunder, provided that such property will automatically be deemed to be “Collateral” hereunder if such prohibition is unenforceable or ineffective and/or upon the termination, lapsing or expiration of any such prohibition.

Pursuant to the terms of a certain negative pledge arrangement with Collateral Agent and the Lenders, Borrower has agreed not to encumber any of its Intellectual Property.

EXHIBIT B-l

Form of Disbursement Letter

DISBURSEMENT LETTER

December 30, 2016

The undersigned, being the duly elected and acting                                          of ANAPTYSBIO, INC., a Delaware corporation with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121 (“Borrower”), does hereby certify to OXFORD FINANCE LLC (“Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) in connection with that certain Second Amendment to Loan and Security Agreement dated as of December 30, 2016, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1. The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.

2. No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3. Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4. All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5. No Material Adverse Change has occurred.

6. The undersigned is a Responsible Officer.

[Balance of Page Intentionally Left Blank]

7. The proceeds of the Term B Loans and Term C Loans shall be disbursed as follows:

Disbursement from Oxford:
Term B Loan Amount	$2,500,000.00
Term C Loan Amount	$2,500,000.00

Less:
--Facility Fee	($50,000.00)
--Second Amendment Fee	($50,000.00)
--Lender’s Legal Fees	($________	)*
[--Interest currently owing under outstanding Term A Loans	($________	)]
[--Interim Interest for Term A Loans	($________	)]
[--Interim Interest for Term B Loans and Term C Loans	($________	)]

Net Proceeds due from Oxford:	$________________

Disbursement from SVB:
Term B Loan Amount	$2,500,000.00
Term C Loan Amount	$2,500,000.00

Less:
--Facility Fee	($50,000.00)
--Second Amendment Fee	($50,000.00)
[--Interest currently owing under outstanding Term A Loans	($________	)]
[--Interim Interest for Term A Loans	($________	)]
[--Interim Interest for Term B Loans and Term C Loans	($________	)]

Net Proceeds due from SVB:	$________________

TOTAL TERM B AND TERM C LOAN NET PROCEEDS FROM LENDERS	$________________

8. The Term B Loans and Term C Loans shall amortize in accordance with the Amortization Table attached hereto.

9. The aggregate net proceeds of the Term B Loans and Term C Loans shall be transferred to the Designated Deposit Account as follows:

Account Name:	ANAPTYSBIO, INC.

Bank Name:	Silicon Valley Bank

Bank Address:	3003 Tasman Drive Santa Clara, California 95054

Account Number:	3301046061

ABA Number:	121140399

[Balance of Page Intentionally Left Blank]

*	Legal fees and costs are through the Effective Date. Post-closing legal fees and costs, payable after the Effective Date, to be invoiced and paid post-closing.

Dated as of the date first set forth above.

BORROWER: ANAPTYSBIO, INC.

By:
Name:
Title:

ANAPTYSBIO PTY LTD acting by the following persons or, if the seal is affixed, witnessed by the following persons:

By:		By:
Name:		Name:
Title:	Director	Title:	Director

COLLATERAL, AGENT AND LENDER: OXFORD FINANCE LLC

By:
Name:
Title:

LENDER: SILICON VALLEY BANK

By:
Name:
Title:

EXHIBIT B-2

Loan Payment/Advance Request Form

DEADLINE FOR SAME DAY PROCESSING IS NOON PACIFIC TIME*

Fax To:	Date:

  LOAN PAYMENT:

ANAPTYSBIO, INC.

From Account #	To Account #

(Deposit Account #)	(Loan Account #)

Principal #	and/or Interest $

Authorized Signature:	Phone Number:

Print Name/Title:

  LOAN ADVANCE:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #		To Account #
	(Loan Account #)		(Deposit Account #)

Amount of Advance $

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:	Phone Number:

Print Name/Title:

  OUTGOING WIRE REQUEST:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Deadline for same day processing is noon, Pacific Time

Beneficiary Name:	Account of Wire: $
Beneficiary Bank:	Account Number:

City and State:

Beneficiary Bank Transit (ABA) #:	Beneficiary Bank Code (Swift, Sort, Chip, etc.):

(For International Wire Only)

Intermediary Bank:	Transit (ABA) #:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request, shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature:	2nd Signature (if required):

Print Name/Title:	Print Name/Title:

Telephone #:	Telephone #:

EXHIBIT C

Warrants

[see attached]

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	ANAPTYSBIO, INC., a Delaware corporation
Number of Shares:	144,231 (Subject to Section 1.7 )
Type/Series of Stock:	Series C Preferred (Subject to Section 1.7)
Warrant Price:	$0.65 per share (Subject to Section 1.7)
Issue Date:	December , 2016
Expiration Date:	December , 2026 See also Section 5.1(b).
Credit Facility:	This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement dated as of December 24, 2014 among Oxford Finance LLC, as Lender and Collateral Agent, the Lenders from time to time party thereto, including Silicon Valley Bank, and the Company (as modified, amended and/or restated from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, OXFORD FINANCE LLC (“Oxford” and, together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable shares (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

SECTION 1. EXERCISE.

1.1 Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2 Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

	X =	the number of Shares to be issued to the Holder;

	Y =	the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

	A =	the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and

B =	the Warrant Price.

1.3 Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”) and the Class is common stock, the fair market value of a Share shall be the closing price or last sale price of a share of common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is then traded in a Trading Market and the Class is a series of the Company’s convertible preferred stock, the fair market value of a Share shall be the closing price or last sale price of a share of the Company’s common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company multiplied by the number of shares of the Company’s common stock into which a Share is then convertible. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.4 Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5 Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.6 Treatment of Warrant Upon Acquisition of Company.

(a) Acquisition. For the purpose of this Warrant, “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such merger, consolidation or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or (iii) a sale of all or substantially all of the assets of the Company or the exclusive license of substantially all of the rights to substantially all of the intellectual property of the Company material to its business.

(b) Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c) The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than seven (7) Business Days prior to the closing of the proposed Cash/Public Acquisition. In the event the Company does not provide such notice, then if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder and Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as the date thereof.

(d) Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e) As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) following the other closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.

1.7 Adjustment to Class of Shares; Number of Shares; Warrant Price; Adjustments Cumulative. If, upon the closing of the Next Equity Financing, the Next Equity Financing Price shall be less than the Warrant Price in effect as of immediately prior thereto, then the “Class” shall be Next Equity Financing Securities from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant and the “Warrant Price” shall be the Next Equity Financing Price from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant; provided, that upon such date, if any, as the “Class” becomes Next Equity Financing Securities pursuant to this sentence, this Warrant shall be exercisable for such number of shares of such Class as shall equal (i) product of (a) the number of shares for which this Warrant was originally exercisable and (b) the warrant price for which this Warrant was originally exercisable, divided by (ii) the Next Equity Financing Price, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant. As used herein (i) “Next Equity Financing” means the first sale or issuance by the Company on or after the Issue Date of this Warrant set forth above, in a single transaction or series of related transactions, of shares of its convertible preferred stock or other senior equity securities to one or more investors for cash for financing purposes; (ii) “Next Equity Financing Securities” means the type, class and series of convertible preferred stock or other senior equity security sold or issued by the Company in the Next Equity Financing; and (iii) “Next Equity Financing Price” means the lowest price per share for which Next Equity Financing Securities are sold or issued by the Company in the Next Equity Financing.

2. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

2.3 Conversion of Preferred Stock. If the Class is a class and series of the Company’s convertible preferred stock, in the event that all outstanding shares of the Class are converted, automatically or by action of the holders thereof, into common stock pursuant to the provisions of the Company’s Certificate of Incorporation, including, without limitation, in connection with the Company’s initial, underwritten public offering and sale of its common stock pursuant to an effective registration statement under the Act (the “IPO”), then from and after the date on which all outstanding shares of the Class have been so converted, this Warrant shall be exercisable for such number of shares of common stock into which the Shares would have been converted had the Shares been outstanding on the date of such conversion, and the Warrant Price shall equal the Warrant Price in effect as of immediately prior to such conversion divided by the number of shares of common stock into which one Share would have been converted, all subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.

2.4 Adjustments for Diluting Issuances. Without duplication of any adjustment otherwise provided for in this Section 2, the number of shares of common stock issuable upon conversion of the Shares shall be subject to anti-dilution adjustment from time to time in the manner set forth in the Company’s Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment.

2.5 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

2.6 Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which shares of the Class were last sold and issued prior to the Issue Date hereof in an arms- length transaction in which at least Five Hundred Thousand Dollars ($500,000.00) of such shares were sold.

(b) All Shares which may be issued upon the exercise of this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion of the Shares into common stock or such other securities.

(c) The Company’s capitalization table attached hereto as Schedule 1 is true and complete, in all material respects, as of the Issue Date.

3.2 Notice of Certain Events. If the Company proposes at any time to:

(a) declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(b) offer for subscription or sale pro rata to all holders of the outstanding shares of the Class any additional shares of any class or series of the Company’s stock (other than pursuant to contractual pre-emptive rights);

(c) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class;

(d) effect an Acquisition or to liquidate, dissolve or wind up; or

(e) effect an IPO;

then, in connection with each such event, the Company shall give Holder:

(i) at least seven (7) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above;

(ii) in the case of the matters referred to in (c) and (d) above at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event); and

(iii) with respect to the IPO, at least seven (7) Business Days prior written notice of the date on which the Company proposes to file its registration statement in connection therewith.

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

4. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

4.6 Market Stand-off Agreement. The Holder agrees that the Shares shall be subject to the Market Standoff provisions in Section 2.11 of that certain Third Amended and Restated Investor Rights Agreement by and among the Company and the investors party thereto, dated July 15, 2013 (as such agreement may be amended and restated) or similar agreement.

4.7 No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant and, except as expressly set forth in this Warrant, will not be considered a stockholder for any purpose until the exercise of this Warrant.

5. MISCELLANEOUS.

5.1 Term; Automatic Cashless Exercise Upon Expiration.

(a) Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Eastern time, on the Expiration Date and shall be void thereafter.

(b) Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

5.2 Legends. Each certificate evidencing Shares (and each certificate evidencing the securities issued upon conversion of any Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO OXFORD FINANCE LLC DATED DECEMBER __, 2016, MAY NOT BE OFFERED, SOLD, PLEDGED OR

OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issued upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

5.4 Transfer Procedure. After receipt by Oxford of the executed Warrant, Oxford may transfer all or part of this Warrant to one or more of Oxford’s affiliates (each, an “Oxford Affiliate”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Article 5.3 and upon providing the Company with written notice, Oxford, any such Oxford Affiliate and any subsequent Holder, may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any other transferee, provided, however, in connection with any such transfer, the Oxford Affiliate(s) or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Notwithstanding any contrary provision herein, at all times prior to the IPO, Holder may not, without the Company’s prior written consent, transfer this Warrant or any portion hereof, or any Shares issued upon any exercise hereof, or any shares or other securities issued upon any conversion of any Shares issued upon any exercise hereof, to any person or entity who directly competes with the Company, except in connection with an Acquisition of the Company by such a direct competitor.

5.5 Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Oxford Finance LLC

133 N. Fairfax Street

Alexandria, VA 22314

Attn: Legal Department

Telephone: (703) 519-4900

Facsimile: (703) 519-5225

Email: LegalDepartment@oxfordfinance.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

AnaptysBio, Inc.

10421 Pacific Center Court

Suite 200

San Diego, CA 92121

Attn: Hamza Suria

Telephone: (858) 362-6383

Facsimile: (858) 366-9055 Email: hsuria@anaptysbio.com

With a copy (which shall not constitute notice) to:

Fenwick & West LLP

555 California Street

San Francisco, CA 94104

Attn: Matthew Rossiter

Telephone: (415) 875-2372

Email: mrossiter@fenwick.com

5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8 Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

5.9 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

5.10 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

5.11 Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which Banks in California are closed.

[Remainder of page left blank intentionally]

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

ANAPTYSBIO, INC.

By:

Name:
(Print)

Title:

“HOLDER”

OXFORD FINANCE LLC

By:

Name:
(Print)

Title:

[Signature Page to Warrant to Purchase Stock]

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned Holder hereby exercises its right to purchase                  shares of the Common/Series              Preferred [circle one] Stock of ANAPTYSBIO, INC. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account

[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant

[ ]	Other [Describe]

2. Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

Date:

APPENDIX 2

ASSIGNMENT

For value received, Oxford Finance LLC hereby sells, assigns and transfers unto

Name:	[OXFORD TRANSFEREE]

Address:

Tax ID:

that certain Warrant to Purchase Stock issued by ANAPTYSBIO, INC. (the “Company”), on December 24, 2014 (the “Warrant”) together with all rights, title and interest therein.

OXFORD FINANCE LLC

By:

Name:

Title:

Date:

By its execution below, and for the benefit of the Company, [OXFORD TRANSFEREE] makes each of the representations and warranties set forth in Section 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

[OXFORD TRANSFEREE]

By:

Name:

Title:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	ANAPTYSBIO, INC., a Delaware corporation
Number of Shares:	144,231 (Subject to Section 1.7 )
Type/Series of Stock:	Series C Preferred (Subject to Section 1.7)
Warrant Price:	$0.65 per share (Subject to Section 1.7)
Issue Date:	December __, 2016
Expiration Date:	December __, 2026 See also Section 5.1(b).
Credit Facility:	This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement dated as of December 24, 2014 among Oxford Finance LLC, as Lender and Collateral Agent, the Lenders from time to time party thereto, including Silicon Valley Bank, and the Company (as modified, amended and/or restated from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, SILICON VALLEY BANK (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable shares (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. Reference is made to Section 5.4 of this Warrant whereby Silicon Valley Bank shall transfer this Warrant to its parent company, SVB Financial Group.

SECTION 1. EXERCISE.

1.8 Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.9 Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares as are computed using the following formula:

X = Y(A-B)/A

where:

X =	the number of Shares to be issued to the Holder;

Y =	the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A =	the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and

B = the Warrant Price.

1.10 Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”) and the Class is common stock, the fair market value of a Share shall be the closing price or last sale price of a share of common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is then traded in a Trading Market and the Class is a series of the Company’s convertible preferred stock, the fair market value of a Share shall be the closing price or last sale price of a share of the Company’s common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company multiplied by the number of shares of the Company’s common stock into which a Share is then convertible. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.11 Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.12 Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.13 Treatment of Warrant Upon Acquisition of Company.

(a) Acquisition. For the purpose of this Warrant, “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such merger, consolidation or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or (iii) a sale of all or substantially all of the assets of the Company or the exclusive license of substantially all of the rights to substantially all of the intellectual property of the Company material to its business.

(b) Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c) The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than seven (7) Business Days prior to the closing of the proposed Cash/Public Acquisition. In the event the Company does not provide such notice, then if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder and Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as the date thereof.

(d) Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e) As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) following the other closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.

1.14 Adjustment to Class of Shares; Number of Shares; Warrant Price; Adjustments Cumulative. If, upon the closing of the Next Equity Financing, the Next Equity Financing Price shall be less than the Warrant Price in effect as of immediately prior thereto, then the “Class” shall be Next Equity Financing Securities from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant and the “Warrant Price” shall be the Next Equity Financing Price from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant; provided, that upon such date, if any, as the “Class” becomes Next Equity Financing Securities pursuant to this sentence, this Warrant shall be exercisable for such number of shares of such Class as shall equal (i) product of (a) the number of shares for which this Warrant was originally exercisable and (b) the warrant price for which this Warrant was originally exercisable, divided by (ii) the Next Equity Financing Price, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant. As used herein (i) “Next Equity Financing” means the first sale or issuance by the Company on or after the Issue Date of this Warrant set forth above, in a single transaction or series of related transactions, of shares of its convertible preferred stock or other senior equity securities to one or more investors for cash for financing purposes; (ii) “Next Equity Financing Securities” means the type, class and series of convertible preferred stock or other senior equity security sold or issued by the Company in the Next Equity Financing; and (iii) “Next Equity Financing Price” means the lowest price per share for which Next Equity Financing Securities are sold or issued by the Company in the Next Equity Financing.

6. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

6.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

6.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

6.3 Conversion of Preferred Stock. If the Class is a class and series of the Company’s convertible preferred stock, in the event that all outstanding shares of the Class are converted, automatically or by action of the holders thereof, into common stock pursuant to the provisions of the Company’s Certificate of Incorporation, including, without limitation, in connection with the Company’s initial, underwritten public offering and sale of its common stock pursuant to an effective registration statement under the Act (the “IPO”), then from and after the date on which all outstanding shares of the Class have been so converted, this Warrant shall be exercisable for such number of shares of common stock into which the Shares would have been converted had the Shares been outstanding on the date of such conversion, and the Warrant Price shall equal the Warrant Price in effect as of immediately prior to such conversion divided by the number of shares of common stock into which one Share would have been converted, all subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.

6.4 Adjustments for Diluting Issuances. Without duplication of any adjustment otherwise provided for in this Section 2, the number of shares of common stock issuable upon conversion of the Shares shall be subject to anti-dilution adjustment from time to time in the manner set forth in the Company’s Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment.

6.5 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

6.6 Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

7. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

7.1 Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which shares of the Class were last sold and issued prior to the Issue Date hereof in an arms- length transaction in which at least Five Hundred Thousand Dollars ($500,000.00) of such shares were sold.

(b) All Shares which may be issued upon the exercise of this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion of the Shares into common stock or such other securities.

(c) The Company’s capitalization table attached hereto as Schedule 1 is true and complete, in all material respects, as of the Issue Date.

7.2 Notice of Certain Events. If the Company proposes at any time to:

(a) declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(b) offer for subscription or sale pro rata to all holders of the outstanding shares of the Class any additional shares of any class or series of the Company’s stock (other than pursuant to contractual pre-emptive rights);

(c) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class;

(d) effect an Acquisition or to liquidate, dissolve or wind up; or

(e) effect an IPO;

then, in connection with each such event, the Company shall give Holder:

(i) at least seven (7) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above;

(ii) in the case of the matters referred to in (c) and (d) above at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event); and

(iii) with respect to the IPO, at least seven (7) Business Days prior written notice of the date on which the Company proposes to file its registration statement in connection therewith.

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

8. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

8.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

8.2 Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

8.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

8.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

8.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

8.6 Market Stand-off Agreement. The Holder agrees that the Shares shall be subject to the Market Standoff provisions in Section 2.11 of that certain Third Amended and Restated Investor Rights Agreement by and among the Company and the investors party thereto, dated July 15, 2013 (as such agreement may be amended and restated) or similar agreement.

8.7 No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant and, except as expressly set forth in this Warrant, will not be considered a stockholder for any purpose until the exercise of this Warrant.

9. MISCELLANEOUS.

9.1 Term; Automatic Cashless Exercise Upon Expiration.

(a) Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Eastern time, on the Expiration Date and shall be void thereafter.

(b) Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

9.2 Legends. Each certificate evidencing Shares (and each certificate evidencing the securities issued upon conversion of any Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO OXFORD FINANCE LLC DATED DECEMBER __, 2016, MAY NOT BE OFFERED, SOLD, PLEDGED OR

OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

9.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issued upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

9.4 Transfer Procedure. After receipt by Oxford of the executed Warrant, Oxford may transfer all or part of this Warrant to one or more of Oxford’s affiliates (each, an “Oxford Affiliate”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Article 5.3 and upon providing the Company with written notice, Oxford, any such Oxford Affiliate and any subsequent Holder, may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any other transferee, provided, however, in connection with any such transfer, the Oxford Affiliate(s) or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Notwithstanding any contrary provision herein, at all times prior to the IPO, Holder may not, without the Company’s prior written consent, transfer this Warrant or any portion hereof, or any Shares issued upon any exercise hereof, or any shares or other securities issued upon any conversion of any Shares issued upon any exercise hereof, to any person or entity who directly competes with the Company, except in connection with an Acquisition of the Company by such a direct competitor.

9.5 Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Silicon Valley Bank

Attn: Treasury Department

3003 Tasman Drive, HA 200

Santa Clara, CA 95054

Telephone: (408) 654-7400

Facsimile: (408) 496-2405

Email: warradmi@svb.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

AnaptysBio, Inc.

10421 Pacific Center Court

Suite 200

San Diego, CA 92121

Attn: Hamza Suria

Telephone: (858) 362-6383

Facsimile: (858) 366-9055 Email: hsuria@anaptysbio.com

With a copy (which shall not constitute notice) to:

Fenwick & West LLP

555 California Street

San Francisco, CA 94104

Attn: Matthew Rossiter

Telephone: (415) 875-2372

Email: mrossiter@fenwick.com

9.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

9.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

9.8 Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

9.9 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

9.10 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

9.11 Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which Silicon Valley Bank is closed.

[Remainder of page left blank intentionally]

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

ANAPTYSBIO, INC.

By:

Name:
(Print)

Title:

“HOLDER”

SILICON VALLEY BANK

By:

Name:
(Print)

Title:

[Signature Page to Warrant to Purchase Stock]

APPENDIX 1

NOTICE OF EXERCISE

4. The undersigned Holder hereby exercises its right to purchase                  shares of the Common/Series              Preferred [circle one] Stock of ANAPTYSBIO, INC. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account

[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant

[ ]	Other [Describe]

5. Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

6. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

Date:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	ANAPTYSBIO, INC., a Delaware corporation
Number of Shares:	144,231 (Subject to Section 1.7 )
Type/Series of Stock:	Series C Preferred (Subject to Section 1.7)
Warrant Price:	$0.65 per share (Subject to Section 1.7)
Issue Date:	December __, 2016
Expiration Date:	December __, 2026 See also Section 5.1(b).
Credit Facility:	This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement dated as of December 24, 2014 among Oxford Finance LLC, as Lender and Collateral Agent, the Lenders from time to time party thereto, including Silicon Valley Bank, and the Company (as modified, amended and/or restated from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, OXFORD FINANCE LLC (“Oxford” and, together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable shares (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

SECTION 1. EXERCISE.

1.15 Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.16 Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares as are computed using the following formula:

X =	Y(A-B)/A

where:

X =	the number of Shares to be issued to the Holder;

Y =	the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A = the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and

B = the Warrant Price.

1.17 Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”) and the Class is common stock, the fair market value of a Share shall be the closing price or last sale price of a share of common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is then traded in a Trading Market and the Class is a series of the Company’s convertible preferred stock, the fair market value of a Share shall be the closing price or last sale price of a share of the Company’s common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company multiplied by the number of shares of the Company’s common stock into which a Share is then convertible. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.18 Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.19 Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.20 Treatment of Warrant Upon Acquisition of Company.

(a) Acquisition. For the purpose of this Warrant, “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such merger, consolidation or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or (iii) a sale of all or substantially all of the assets of the Company or the exclusive license of substantially all of the rights to substantially all of the intellectual property of the Company material to its business.

(b) Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c) The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than seven (7) Business Days prior to the closing of the proposed Cash/Public Acquisition. In the event the Company does not provide such notice, then if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder and Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as the date thereof.

(d) Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e) As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) following the other closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.

1.21 Adjustment to Class of Shares; Number of Shares; Warrant Price; Adjustments Cumulative. If, upon the closing of the Next Equity Financing, the Next Equity Financing Price shall be less than the Warrant Price in effect as of immediately prior thereto, then the “Class” shall be Next Equity Financing Securities from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant and the “Warrant Price” shall be the Next Equity Financing Price from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant; provided, that upon such date, if any, as the “Class” becomes Next Equity Financing Securities pursuant to this sentence, this Warrant shall be exercisable for such number of shares of such Class as shall equal (i) product of (a) the number of shares for which this Warrant was originally exercisable and (b) the warrant price for which this Warrant was originally exercisable, divided by (ii) the Next Equity Financing Price, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant. As used herein (i) “Next Equity Financing” means the first sale or issuance by the Company on or after the Issue Date of this Warrant set forth above, in a single transaction or series of related transactions, of shares of its convertible preferred stock or other senior equity securities to one or more investors for cash for financing purposes; (ii) “Next Equity Financing Securities” means the type, class and series of convertible preferred stock or other senior equity security sold or issued by the Company in the Next Equity Financing; and (iii) “Next Equity Financing Price” means the lowest price per share for which Next Equity Financing Securities are sold or issued by the Company in the Next Equity Financing.

10. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

10.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

10.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

10.3 Conversion of Preferred Stock. If the Class is a class and series of the Company’s convertible preferred stock, in the event that all outstanding shares of the Class are converted, automatically or by action of the holders thereof, into common stock pursuant to the provisions of the Company’s Certificate of Incorporation, including, without limitation, in connection with the Company’s initial, underwritten public offering and sale of its common stock pursuant to an effective registration statement under the Act (the “IPO”), then from and after the date on which all outstanding shares of the Class have been so converted, this Warrant shall be exercisable for such number of shares of common stock into which the Shares would have been converted had the Shares been outstanding on the date of such conversion, and the Warrant Price shall equal the Warrant Price in effect as of immediately prior to such conversion divided by the number of shares of common stock into which one Share would have been converted, all subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.

10.4 Adjustments for Diluting Issuances. Without duplication of any adjustment otherwise provided for in this Section 2, the number of shares of common stock issuable upon conversion of the Shares shall be subject to anti-dilution adjustment from time to time in the manner set forth in the Company’s Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment.

10.5 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

10.6 Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

11. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

11.1 Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which shares of the Class were last sold and issued prior to the Issue Date hereof in an arms- length transaction in which at least Five Hundred Thousand Dollars ($500,000.00) of such shares were sold.

(b) All Shares which may be issued upon the exercise of this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion of the Shares into common stock or such other securities.

(c) The Company’s capitalization table attached hereto as Schedule 1 is true and complete, in all material respects, as of the Issue Date.

11.2 Notice of Certain Events. If the Company proposes at any time to:

(a) declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(b) offer for subscription or sale pro rata to all holders of the outstanding shares of the Class any additional shares of any class or series of the Company’s stock (other than pursuant to contractual pre-emptive rights);

(c) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class;

(d) effect an Acquisition or to liquidate, dissolve or wind up; or

(e) effect an IPO;

then, in connection with each such event, the Company shall give Holder:

(i) at least seven (7) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above;

(ii) in the case of the matters referred to in (c) and (d) above at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event); and

(iii) with respect to the IPO, at least seven (7) Business Days prior written notice of the date on which the Company proposes to file its registration statement in connection therewith.

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

12. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

12.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

12.2 Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

12.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

12.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

12.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

12.6 Market Stand-off Agreement. The Holder agrees that the Shares shall be subject to the Market Standoff provisions in Section 2.11 of that certain Third Amended and Restated Investor Rights Agreement by and among the Company and the investors party thereto, dated July 15, 2013 (as such agreement may be amended and restated) or similar agreement.

12.7 No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant and, except as expressly set forth in this Warrant, will not be considered a stockholder for any purpose until the exercise of this Warrant.

13. MISCELLANEOUS.

13.1 Term; Automatic Cashless Exercise Upon Expiration.

(a) Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Eastern time, on the Expiration Date and shall be void thereafter.

(b) Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

13.2 Legends. Each certificate evidencing Shares (and each certificate evidencing the securities issued upon conversion of any Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO OXFORD FINANCE LLC DATED DECEMBER __, 2016, MAY NOT BE OFFERED, SOLD, PLEDGED OR

OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

13.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issued upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

13.4 Transfer Procedure. After receipt by Oxford of the executed Warrant, Oxford may transfer all or part of this Warrant to one or more of Oxford’s affiliates (each, an “Oxford Affiliate”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Article 5.3 and upon providing the Company with written notice, Oxford, any such Oxford Affiliate and any subsequent Holder, may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any other transferee, provided, however, in connection with any such transfer, the Oxford Affiliate(s) or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Notwithstanding any contrary provision herein, at all times prior to the IPO, Holder may not, without the Company’s prior written consent, transfer this Warrant or any portion hereof, or any Shares issued upon any exercise hereof, or any shares or other securities issued upon any conversion of any Shares issued upon any exercise hereof, to any person or entity who directly competes with the Company, except in connection with an Acquisition of the Company by such a direct competitor.

13.5 Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Oxford Finance LLC

133 N. Fairfax Street

Alexandria, VA 22314

Attn: Legal Department

Telephone: (703) 519-4900

Facsimile: (703) 519-5225

Email: LegalDepartment@oxfordfinance.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

AnaptysBio, Inc.

10421 Pacific Center Court

Suite 200

San Diego, CA 92121

Attn: Hamza Suria

Telephone: (858) 362-6383

Facsimile: (858) 366-9055

Email: hsuria@anaptysbio.com

With a copy (which shall not constitute notice) to:

Fenwick & West LLP

555 California Street

San Francisco, CA 94104

Attn: Matthew Rossiter

Telephone: (415) 875-2372

Email: mrossiter@fenwick.com

13.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

13.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

13.8 Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

13.9 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

13.10 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

13.11 Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which Banks in California are closed.

[Remainder of page left blank intentionally]

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

ANAPTYSBIO, INC.

By:

Name:
(Print)

Title:

“HOLDER”

OXFORD FINANCE LLC

By:

Name:
(Print)

Title:

[Signature Page to Warrant to Purchase Stock]

APPENDIX 1

NOTICE OF EXERCISE

7. The undersigned Holder hereby exercises its right to purchase                  shares of the Common/Series              Preferred [circle one] Stock of ANAPTYSBIO, INC. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account

[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant

[ ]	Other [Describe]

8. Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

9. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

Date:

APPENDIX 2

ASSIGNMENT

For value received, Oxford Finance LLC hereby sells, assigns and transfers unto

Name:	[OXFORD TRANSFEREE]

Address:

Tax ID:

that certain Warrant to Purchase Stock issued by ANAPTYSBIO, INC. (the “Company”), on December 24, 2014 (the “Warrant”) together with all rights, title and interest therein.

OXFORD FINANCE LLC

By:

Name:

Title:

Date:

By its execution below, and for the benefit of the Company, [OXFORD TRANSFEREE] makes each of the representations and warranties set forth in Section 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

[OXFORD TRANSFEREE]

By:

Name:

Title:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN SECTIONS 5.3 AND 5.4 BELOW, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

WARRANT TO PURCHASE STOCK

Company:	ANAPTYSBIO, INC., a Delaware corporation
Number of Shares:	144,231 (Subject to Section 1.7 )
Type/Series of Stock:	Series C Preferred (Subject to Section 1.7)
Warrant Price:	$0.65 per share (Subject to Section 1.7)
Issue Date:	December __, 2016
Expiration Date:	December __, 2026 See also Section 5.1(b).
Credit Facility:	This Warrant to Purchase Stock (“Warrant”) is issued in connection with that certain Loan and Security Agreement dated as of December 24, 2014 among Oxford Finance LLC, as Lender and Collateral Agent, the Lenders from time to time party thereto, including Silicon Valley Bank, and the Company (as modified, amended and/or restated from time to time, the “Loan Agreement”).

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, SILICON VALLEY BANK (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to purchase the number of fully paid and non-assessable shares (the “Shares”) of the above-stated Type/Series of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant. Reference is made to Section 5.4 of this Warrant whereby Silicon Valley Bank shall transfer this Warrant to its parent company, SVB Financial Group.

SECTION 1. EXERCISE.

1.22 Method of Exercise. Holder may at any time and from time to time exercise this Warrant, in whole or in part, by delivering to the Company the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached hereto as Appendix 1 and, unless Holder is exercising this Warrant pursuant to a cashless exercise set forth in Section 1.2, a check, wire transfer of same-day funds (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.23 Cashless Exercise. On any exercise of this Warrant, in lieu of payment of the aggregate Warrant Price in the manner as specified in Section 1.1 above, but otherwise in accordance with the requirements of Section 1.1, Holder may elect to receive Shares equal to the value of this Warrant, or portion hereof as to which this Warrant is being exercised. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable Shares as are computed using the following formula:

X =	Y(A-B)/A

where:

X =	the number of Shares to be issued to the Holder;

Y =	the number of Shares with respect to which this Warrant is being exercised (inclusive of the Shares surrendered to the Company in payment of the aggregate Warrant Price);

A	= the Fair Market Value (as determined pursuant to Section 1.3 below) of one Share; and

B =	the Warrant Price.

1.24 Fair Market Value. If the Company’s common stock is then traded or quoted on a nationally recognized securities exchange, inter-dealer quotation system or over-the-counter market (a “Trading Market”) and the Class is common stock, the fair market value of a Share shall be the closing price or last sale price of a share of common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company. If the Company’s common stock is then traded in a Trading Market and the Class is a series of the Company’s convertible preferred stock, the fair market value of a Share shall be the closing price or last sale price of a share of the Company’s common stock reported for the Business Day immediately before the date on which Holder delivers this Warrant together with its Notice of Exercise to the Company multiplied by the number of shares of the Company’s common stock into which a Share is then convertible. If the Company’s common stock is not traded in a Trading Market, the Board of Directors of the Company shall determine the fair market value of a Share in its reasonable good faith judgment.

1.25 Delivery of Certificate and New Warrant. Within a reasonable time after Holder exercises this Warrant in the manner set forth in Section 1.1 or 1.2 above, the Company shall deliver to Holder a certificate representing the Shares issued to Holder upon such exercise and, if this Warrant has not been fully exercised and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.26 Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form, substance and amount to the Company or, in the case of mutilation, on surrender of this Warrant to the Company for cancellation, the Company shall, within a reasonable time, execute and deliver to Holder, in lieu of this Warrant, a new warrant of like tenor and amount.

1.27 Treatment of Warrant Upon Acquisition of Company.

(a) Acquisition. For the purpose of this Warrant, “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the stockholders of the Company immediately prior to such merger, consolidation or reorganization, continue to hold at least a majority of the voting power of the surviving entity in substantially the same proportions (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred; provided that an Acquisition shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor or indebtedness of the Company is cancelled or converted or a combination thereof; or (iii) a sale of all or substantially all of the assets of the Company or the exclusive license of substantially all of the rights to substantially all of the intellectual property of the Company material to its business.

(b) Treatment of Warrant at Acquisition. In the event of an Acquisition in which the consideration to be received by the Company’s stockholders consists solely of cash, solely of Marketable Securities or a combination of cash and Marketable Securities (a “Cash/Public Acquisition”), either (i) Holder shall exercise this Warrant pursuant to Section 1.1 and/or 1.2 and such exercise will be deemed effective immediately prior to and contingent upon the consummation of such Acquisition or (ii) if Holder elects not to exercise the Warrant, this Warrant will expire immediately prior to the consummation of such Acquisition.

(c) The Company shall provide Holder with written notice of its request relating to the Cash/Public Acquisition (together with such reasonable information as Holder may reasonably require regarding the treatment of this Warrant in connection with such contemplated Cash/Public Acquisition giving rise to such notice), which is to be delivered to Holder not less than seven (7) Business Days prior to the closing of the proposed Cash/Public Acquisition. In the event the Company does not provide such notice, then if, immediately prior to the Cash/Public Acquisition, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above would be greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall promptly notify the Holder of the number of Shares (or such other securities) issued upon such exercise to the Holder and Holder shall be deemed to have restated each of the representations and warranties in Section 4 of the Warrant as the date thereof.

(d) Upon the closing of any Acquisition other than a Cash/Public Acquisition defined above, the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant.

(e) As used in this Warrant, “Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, and (iii) following the other closing of such Acquisition, Holder would not be restricted from publicly re-selling all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise or convert this Warrant in full on or prior to the closing of such Acquisition, except to the extent that any such restriction (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Acquisition.

1.28 Adjustment to Class of Shares; Number of Shares; Warrant Price; Adjustments Cumulative. If, upon the closing of the Next Equity Financing, the Next Equity Financing Price shall be less than the Warrant Price in effect as of immediately prior thereto, then the “Class” shall be Next Equity Financing Securities from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant and the “Warrant Price” shall be the Next Equity Financing Price from and after such closing, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant; provided, that upon such date, if any, as the “Class” becomes Next Equity Financing Securities pursuant to this sentence, this Warrant shall be exercisable for such number of shares of such Class as shall equal (i) product of (a) the number of shares for which this Warrant was originally exercisable and (b) the warrant price for which this Warrant was originally exercisable, divided by (ii) the Next Equity Financing Price, subject to adjustment thereafter from time to time in accordance with the provisions of this Warrant. As used herein (i) “Next Equity Financing” means the first sale or issuance by the Company on or after the Issue Date of this Warrant set forth above, in a single transaction or series of related transactions, of shares of its convertible preferred stock or other senior equity securities to one or more investors for cash for financing purposes; (ii) “Next Equity Financing Securities” means the type, class and series of convertible preferred stock or other senior equity security sold or issued by the Company in the Next Equity Financing; and (iii) “Next Equity Financing Price” means the lowest price per share for which Next Equity Financing Securities are sold or issued by the Company in the Next Equity Financing.

14. ADJUSTMENTS TO THE SHARES AND WARRANT PRICE.

14.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend or distribution on the outstanding shares of the Class payable in common stock or other securities or property (other than cash), then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without additional cost to Holder, the total number and kind of securities and property which Holder would have received had Holder owned the Shares of record as of the date the dividend or distribution occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

14.2 Reclassification, Exchange, Combinations or Substitution. Upon any event whereby all of the outstanding shares of the Class are reclassified, exchanged, combined, substituted, or replaced for, into, with or by Company securities of a different class and/or series, then from and after the consummation of such event, this Warrant will be exercisable for the number, class and series of Company securities that Holder would have received had the Shares been outstanding on and as of the consummation of such event, and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, combinations substitutions, replacements or other similar events.

14.3 Conversion of Preferred Stock. If the Class is a class and series of the Company’s convertible preferred stock, in the event that all outstanding shares of the Class are converted, automatically or by action of the holders thereof, into common stock pursuant to the provisions of the Company’s Certificate of Incorporation, including, without limitation, in connection with the Company’s initial, underwritten public offering and sale of its common stock pursuant to an effective registration statement under the Act (the “IPO”), then from and after the date on which all outstanding shares of the Class have been so converted, this Warrant shall be exercisable for such number of shares of common stock into which the Shares would have been converted had the Shares been outstanding on the date of such conversion, and the Warrant Price shall equal the Warrant Price in effect as of immediately prior to such conversion divided by the number of shares of common stock into which one Share would have been converted, all subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant.

14.4 Adjustments for Diluting Issuances. Without duplication of any adjustment otherwise provided for in this Section 2, the number of shares of common stock issuable upon conversion of the Shares shall be subject to anti-dilution adjustment from time to time in the manner set forth in the Company’s Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment.

14.5 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional Share interest arises upon any exercise of the Warrant, the Company shall eliminate such fractional Share interest by paying Holder in cash the amount computed by multiplying the fractional interest by (i) the fair market value (as determined in accordance with Section 1.3 above) of a full Share, less (ii) the then-effective Warrant Price.

14.6 Notice/Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company, at the Company’s expense, shall notify Holder in writing within a reasonable time setting forth the adjustments to the Warrant Price, Class and/or number of Shares and facts upon which such adjustment is based. The Company shall, upon written request from Holder, furnish Holder with a certificate of its Chief Financial Officer, including computations of such adjustment and the Warrant Price, Class and number of Shares in effect upon the date of such adjustment.

15. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

15.1 Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which shares of the Class were last sold and issued prior to the Issue Date hereof in an arms- length transaction in which at least Five Hundred Thousand Dollars ($500,000.00) of such shares were sold.

(b) All Shares which may be issued upon the exercise of this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued capital stock such number of shares of the Class, common stock and other securities as will be sufficient to permit the exercise in full of this Warrant and the conversion of the Shares into common stock or such other securities.

(c) The Company’s capitalization table attached hereto as Schedule 1 is true and complete, in all material respects, as of the Issue Date.

15.2 Notice of Certain Events. If the Company proposes at any time to:

(a) declare any dividend or distribution upon the outstanding shares of the Class or common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;

(b) offer for subscription or sale pro rata to all holders of the outstanding shares of the Class any additional shares of any class or series of the Company’s stock (other than pursuant to contractual pre-emptive rights);

(c) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the outstanding shares of the Class;

(d) effect an Acquisition or to liquidate, dissolve or wind up; or

(e) effect an IPO;

then, in connection with each such event, the Company shall give Holder:

(i) at least seven (7) Business Days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of outstanding shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above;

(ii) in the case of the matters referred to in (c) and (d) above at least seven (7) Business Days prior written notice of the date when the same will take place (and specifying the date on which the holders of outstanding shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event); and

(iii) with respect to the IPO, at least seven (7) Business Days prior written notice of the date on which the Company proposes to file its registration statement in connection therewith.

Reference is made to Section 1.6(c) whereby this Warrant will be deemed to be exercised pursuant to Section 1.2 hereof if the Company does not give written notice to Holder of a Cash/Public Acquisition as required by the terms hereof. Company will also provide information requested by Holder that is reasonably necessary to enable Holder to comply with Holder’s accounting or reporting requirements.

16. REPRESENTATIONS, WARRANTIES OF THE HOLDER.

The Holder represents and warrants to the Company as follows:

16.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder are being acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

16.2 Disclosure of Information. Holder is aware of the Company’s business affairs and financial condition and has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

16.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

16.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

16.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. Holder is aware of the provisions of Rule 144 promulgated under the Act.

16.6 Market Stand-off Agreement. The Holder agrees that the Shares shall be subject to the Market Standoff provisions in Section 2.11 of that certain Third Amended and Restated Investor Rights Agreement by and among the Company and the investors party thereto, dated July 15, 2013 (as such agreement may be amended and restated) or similar agreement.

16.7 No Voting Rights. Holder, as a Holder of this Warrant, will not have any voting rights until the exercise of this Warrant and, except as expressly set forth in this Warrant, will not be considered a stockholder for any purpose until the exercise of this Warrant.

17. MISCELLANEOUS.

17.1 Term; Automatic Cashless Exercise Upon Expiration.

(a) Term. Subject to the provisions of Section 1.6 above, this Warrant is exercisable in whole or in part at any time and from time to time on or before 6:00 PM, Eastern time, on the Expiration Date and shall be void thereafter.

(b) Automatic Cashless Exercise upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be exercised pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised, and the Company shall, within a reasonable time, deliver a certificate representing the Shares (or such other securities) issued upon such exercise to Holder.

17.2 Legends. Each certificate evidencing Shares (and each certificate evidencing the securities issued upon conversion of any Shares, if any) shall be imprinted with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AS SET FORTH IN THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE ISSUER TO OXFORD FINANCE LLC DATED DECEMBER __, 2016, MAY NOT BE OFFERED, SOLD, PLEDGED OR

OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND LAWS OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STAND-OFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF THE INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

17.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issued upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part except in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144 promulgated under the Act.

17.4 Transfer Procedure. After receipt by Oxford of the executed Warrant, Oxford may transfer all or part of this Warrant to one or more of Oxford’s affiliates (each, an “Oxford Affiliate”), by execution of an Assignment substantially in the form of Appendix 2. Subject to the provisions of Article 5.3 and upon providing the Company with written notice, Oxford, any such Oxford Affiliate and any subsequent Holder, may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any other transferee, provided, however, in connection with any such transfer, the Oxford Affiliate(s) or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). Notwithstanding any contrary provision herein, at all times prior to the IPO, Holder may not, without the Company’s prior written consent, transfer this Warrant or any portion hereof, or any Shares issued upon any exercise hereof, or any shares or other securities issued upon any conversion of any Shares issued upon any exercise hereof, to any person or entity who directly competes with the Company, except in connection with an Acquisition of the Company by such a direct competitor.

17.5 Notices. All notices and other communications hereunder from the Company to the Holder, or vice versa, shall be deemed delivered and effective (i) when given personally, (ii) on the third (3rd) Business Day after being mailed by first-class registered or certified mail, postage prepaid, (iii) upon actual receipt if given by facsimile or electronic mail and such receipt is confirmed in writing by the recipient, or (iv) on the first Business Day following delivery to a reliable overnight courier service, courier fee prepaid, in any case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time in accordance with the provisions of this Section 5.5. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

Silicon Valley Bank

Attn: Treasury Department

3003 Tasman Drive, HA 200

Santa Clara, CA 95054

Telephone: (408) 654-7400

Facsimile: (408) 496-2405

Email: warradmi@svb.com

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

AnaptysBio, Inc.

10421 Pacific Center Court

Suite 200

San Diego, CA 92121

Attn: Hamza Suria

Telephone: (858) 362-6383

Facsimile: (858) 366-9055 Email: hsuria@anaptysbio.com

With a copy (which shall not constitute notice) to:

Fenwick & West LLP

555 California Street

San Francisco, CA 94104

Attn: Matthew Rossiter

Telephone: (415) 875-2372

Email: mrossiter@fenwick.com

17.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated (either generally or in a particular instance and either retroactively or prospectively) only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

17.7 Attorneys’ Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

17.8 Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

17.9 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

17.10 Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

17.11 Business Days. “Business Day” is any day that is not a Saturday, Sunday or a day on which Silicon Valley Bank is closed.

[Remainder of page left blank intentionally]

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Warrant to Purchase Stock to be executed by their duly authorized representatives effective as of the Issue Date written above.

“COMPANY”

ANAPTYSBIO, INC.

By:

Name:
(Print)

Title:

“HOLDER”

SILICON VALLEY BANK

By:

Name:
(Print)

Title:

[Signature Page to Warrant to Purchase Stock]

APPENDIX 1

NOTICE OF EXERCISE

10. The undersigned Holder hereby exercises its right to purchase                  shares of the Common/Series              Preferred [circle one] Stock of ANAPTYSBIO, INC. (the “Company”) in accordance with the attached Warrant To Purchase Stock, and tenders payment of the aggregate Warrant Price for such shares as follows:

[ ]	check in the amount of $ payable to order of the Company enclosed herewith

[ ]	Wire transfer of immediately available funds to the Company’s account

[ ]	Cashless Exercise pursuant to Section 1.2 of the Warrant

[ ]	Other [Describe]

11. Please issue a certificate or certificates representing the Shares in the name specified below:

Holder’s Name

(Address)

12. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant to Purchase Stock as of the date hereof.

HOLDER:

By:

Name:

Title:

Date:

EXHIBIT D

Secured Promissory Notes

[see attached]

SECURED PROMISSORY NOTE

(Term B Loan)

$2,500,000.00	Dated: December , 2016

FOR VALUE RECEIVED, the undersigned, ANAPTYSBIO, INC., a Delaware corporation (the “Existing Borrower”), and ANAPTYSBIO PTY LTD, an entity formed under the laws of Australia (the “New Borrower” and together with Existing Borrower, individually and collectively, jointly and severally, “Borrower”), both with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121, HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term B Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 24, 2014 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term B Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term B Loan, interest on the Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANAPTYSBIO, INC.

By
Name:
Title:

ANAPTYSBIO PTY LTD

By
Name:
Title:

Oxford Finance LLC

Secured Promissory Note

Term B Loan

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

SECURED PROMISSORY NOTE

(Term B Loan)

$2,500,000.00	Dated: December , 2016

FOR VALUE RECEIVED, the undersigned, ANAPTYSBIO, INC., a Delaware corporation (the “Existing Borrower”), and ANAPTYSBIO PTY LTD, an entity formed under the laws of Australia (the “New Borrower” and together with Existing Borrower, individually and collectively, jointly and severally, “Borrower”), both with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121, HEREBY PROMISES TO PAY to the order of SILICON VALLEY BANK (“Lender”) the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term B Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 24, 2014 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term B Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term B Loan, interest on the Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANAPTYSBIO, INC.

By
Name:
Title:

ANAPTYSBIO PTY LTD

By
Name:
Title:

Silicon Valley Bank

Secured Promissory Note

Term B Loan

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

SECURED PROMISSORY NOTE

(Term C Loan)

$2,500,000.00	Dated: December , 2016

FOR VALUE RECEIVED, the undersigned, ANAPTYSBIO, INC., a Delaware corporation (the “Existing Borrower”), and ANAPTYSBIO PTY LTD, an entity formed under the laws of Australia (the “New Borrower” and together with Existing Borrower, individually and collectively, jointly and severally, “Borrower”), both with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121, HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term C Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term C Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 24, 2014 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term C Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term C Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term C Loan, interest on the Term C Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANAPTYSBIO, INC.

By
Name:
Title:

ANAPTYSBIO PTY LTD

By
Name:
Title:

Oxford Finance LLC

Secured Promissory Note

Term C Loan

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

SECURED PROMISSORY NOTE

(Term C Loan)

$2,500,000.00	Dated: December , 2016

FOR VALUE RECEIVED, the undersigned, ANAPTYSBIO, INC., a Delaware corporation (the “Existing Borrower”), and ANAPTYSBIO PTY LTD, an entity formed under the laws of Australia (the “New Borrower” and together with Existing Borrower, individually and collectively, jointly and severally, “Borrower”), both with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121, HEREBY PROMISES TO PAY to the order of SILICON VALLEY BANK (“Lender”) the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term C Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term C Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 24, 2014 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term C Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term C Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term C Loan, interest on the Term C Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANAPTYSBIO, INC.

By
Name:
Title:

ANAPTYSBIO PTY LTD

By
Name:
Title:

Silicon Valley Bank

Secured Promissory Note

Term C Loan

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

EXHIBIT E

Amended and Restated Secured Promissory Notes

[see attached]

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Term A Loan)

$2,500,000.00	Dated: December , 2016

FOR VALUE RECEIVED, the undersigned, ANAPTYSBIO, INC., a Delaware corporation (the “Existing Borrower”), and ANAPTYSBIO PTY LTD, an entity formed under the laws of Australia (the “New Borrower” and together with Existing Borrower, individually and collectively, jointly and severally, “Borrower”), both with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121, HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”), jointly and severally, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 24, 2014, by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

This Note is intended to and does completely amend and restate, without novation, that certain Secured Promissory Note issued of December 24, 2014, by the Existing Borrower in favor of Lender.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANAPTYSBIO, INC.

By
Name:
Title:

ANAPTYSBIO PTY LTD

By
Name:
Title:

Oxford Finance LLC

Amended and Restated Secured Promissory Note

Term A Loan

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

AMENDED AND RESTATED SECURED PROMISSORY NOTE

(Term A Loan)

$2,500,000.00	Dated: December , 2016

FOR VALUE RECEIVED, the undersigned, ANAPTYSBIO, INC., a Delaware corporation (the “Existing Borrower”), and ANAPTYSBIO PTY LTD, an entity formed under the laws of Australia (the “New Borrower” and together with Existing Borrower, individually and collectively, jointly and severally, “Borrower”), both with offices located at 10421 Pacific Center Court, Suite 200, San Diego, CA 92121, HEREBY PROMISES TO PAY to the order of SILICON VALLEY BANK (“Lender”), jointly and severally, the principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated December 24, 2014, by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2(c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

This Note is intended to and does completely amend and restate, without novation, that certain Secured Promissory Note issued of December 24, 2014, by the Existing Borrower in favor of Lender.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

ANAPTYSBIO, INC.

By
Name:
Title:

ANAPTYSBIO PTY LTD

By
Name:
Title:

Silicon Valley Bank

Amended and Restated Secured Promissory Note

Term A Loan

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By